UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

53 State Street, Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
June 30, 2021

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.AGFiQ.com. Please read the prospectus carefully before you invest.
Risks:   There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. There is a risk that during a “bull” market, when most equity securities and long only Exchange Traded Funds (“ETFs”) are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. When utilizing short selling, the amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain. For further risk information on each Fund, please read the prospectus.
AGFiQ Global Infrastructure ETF (GLIF) specific risks: The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.
Shares of AGFiQ ETFs are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.
Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.
Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.
Distributor:   Foreside Fund Services, LLC

iv	Management Discussion of Fund Performance
Schedule of Investments
1	AGFiQ U.S. Market Neutral Anti-Beta Fund
8	AGFiQ Hedged Dividend Income Fund
13	AGFiQ Global Infrastructure ETF
15	Statements of Assets and Liabilities
16	Statements of Operations
17	Statements of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Expense Example
39	Board Consideration of the Investment Advisory Agreement
41	Additional Information
42	Trustees and Officers of the Trust
Each Fund invests in certain securities long and certain securities short pursuant to its Target Index, and the performance of a Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then a Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, a Fund will generate a negative return.
The “U.S. Market Neutral IndicesSM” are a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones®”, “U.S. Market Neutral IndicesSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by AGF Investments LLC (“Licensee”). The Funds based on the U.S. Market Neutral IndicesSM are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “U.S. Market Neutral IndicesSM” which is determined, composed and calculated by CME without regard to the Licensee or the Funds. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating “U.S. Market Neutral IndicesSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the Licensee, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “U.S. Market Neutral IndicesSM”. It is possible that this trading activity will affect the value of the “U.S. Market Neutral IndicesSM” and the Funds.
DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.
The Indxx Hedged Dividend Income IndexSM is a product of Indxx, LLC and has been licensed for use. The AGFiQ Hedged Dividend Income Fund (“ETF”) and its common shares are not sponsored, endorsed, sold or promoted by Indxx, LLC. Indxx, LLC makes no representation or warranty, express or implied, to the shareholders of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of any data supplied by Indxx, LLC to track general stock market performance. Indxx, LLC’s only relationship to the ETF is the licensing of certain trademarks and trade names of Indxx, LLC and of the data supplied by Indxx, LLC which is determined, composed and calculated by Indxx, LLC without regard to the ETF or its common shares. Indxx, LLC has no obligation to take the needs of the Adviser or the shareholders of the ETF into consideration in determining, composing or calculating the data supplied by Indxx, LLC. Indxx, LLC is not responsible for and has not participated in the determination of the prices of the common shares of the ETF or the timing of the issuance or sale of such common shares. Indxx, LLC has no obligation or liability in connection with the administration, marketing or trading of the ETF or its common shares.

Dear Shareholder,
This Annual Report for the AGFiQ ETFs covers the period from July 1, 2020 through June 30, 2021 (the “Annual Period”). During the Annual Period, each Fund’s NAV1 return was as follows:
AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”)	-30.35%
AGFiQ Hedged Dividend Income Fund (“DIVA”)	18.18%
AGFiQ Global Infrastructure ETF (“GLIF”)	18.72%
The Annual Period included the ninth full calendar year of operations for the AGFiQ suite of ETFs. At the end of the Annual Period, the AGFiQ family of ETFs product offering consisted of a single dollar neutral factor-based ETF, a long/short ETF, and an active transparent infrastructure ETF. Two dollar neutral factor-based ETFs were closed during the Annual Period. The AGFiQ U.S. Market Neutral Value Fund (CHEP) closed in December 2020 and the AGFiQ U.S. Market Neutral Momentum Fund (MOM) closed in March 2021. Additionally, a fund of funds ETF, the AGFiQ Dynamic Hedged U.S. Equity Fund (USHG), closed in March 2021.
AGFiQ continues to manage two rules based passive Funds that each seek to track the performance of an index that is designed to provide dollar neutral and/or long/short exposure to the key investment factors of Low Beta and Dividend Yield. These factors have deep academic underpinnings. The products were the first of their kind that incorporate long/short and dollar neutral strategies using physical securities (rather than derivatives) in an ETF vehicle.
During the Annual Period, the U.S. equity markets were significantly higher than the previous period, with the Standard & Poor’s (S&P) 500® Index2 finishing the Annual Period with a total return of 40.79%. The market was up all four quarters during the Annual Period, rebounding sharply off the lows set in March 2020. Equity markets quickly rebounded from their lows, expecting the disruptions due to the COVID-19 pandemic to be manageable and governments to do whatever necessary to keep economies afloat. The policy response to the downturn was just as remarkable as the downturn itself. Governments did what was necessary to keep the COVID-19 pandemic from spreading uncontrollably, including implementing lockdowns. The lockdowns and resulting economic shutdowns created a gaping hole in the economy that governments and central banks reacted to swiftly, providing aid to households and small businesses, as well as the necessary stimulus to keep markets operating smoothly.
Even more remarkable than the policy responses from governments were the efforts of the scientific community to develop effective vaccines to combat the COVID-19 pandemic. When the positive results of vaccine trials were made public in the fourth quarter of 2020, equity markets moved sharply upward. The speed at which the world’s pharmaceutical companies developed these effective vaccines was a reminder to us all of the innovation businesses around the world can deliver on short notice. The decision to develop manufacturing, transportation, and storage for vaccines while trials were ongoing greatly reduced the time economies were in lockdown. The combination of continued unprecedented government stimulus and readily available vaccinations have led to economies reopening and lockdowns ending. Equity markets have responded positively to all these developments resulting in higher markets through the end of the Annual Period.
Market valuations have now reached extreme levels relative to history. The higher valuations are a concern for the market going forward. Likely, multiple expansion has peaked, and strong earnings growth will be necessary for the market to continue upward. As we look to the remainder of 2021, slower government spending and concerns relating to a fourth wave of COVID-19 infections resulting from a spread in COVID-19 variants and lower than desired rates of vaccinations present clear risks to equity markets. Even if cases climb due to the spread of variants, we believe that economies will remain open, provided that hospitalizations remain low. Add higher household disposable income and the spending associated with it and we are optimistic that equity markets could continue to move higher.

i

The AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period down -30.35%. BTAL is designed to be negatively correlated4 to the broad equity markets. Unsurprisingly the fund lagged significantly during the Annual Period as equity markets rebounded sharply in response to effective vaccines and the economy reopening. The Fund dramatically underperformed in fourth quarter of 2020 and the first quarter of 2021. During the period from October 1, 2020 to March 31, 2021, the market was in risk seeking mode resulting in high beta securities meaningfully outperforming low beta securities. During this period the short component of the index that the Fund tracks was significantly exposed to securities that were highly impacted by the economy reopening. The strong performance of these short positions led the poor performance of the Fund.
BTAL is best used as a portfolio hedging tool that seeks to help reduce portfolio volatility. The Fund is designed to be long the lower beta names and short the higher beta names, and while this design can leave the Fund susceptible to underperformance during periods of strong equity performance, it also could capture positive performance when low beta stocks outperform high beta stocks. The Fund posted positive performance in three of the 12 months of the Annual Period. The best performing months for the Fund were July 2020 and June 2021, finishing up 2.56% and 1.62%, respectively. The worst performing months for the Fund were November 2020 and February 2021, finishing down -14.52% and -10.94%, respectively. The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market favored higher beta stocks over lower beta stocks, resulting in negative performance for the Fund.
The AGFiQ Hedged Dividend Income Fund (DIVA) finished the Annual Period up 18.18%. The Fund was launched as an innovative response to growing concerns in the investment community about interest rate and credit risk within the fixed income universe. Investors continue to clamor for income in a low yield world. DIVA is a long/short ETF designed to provide both yield and capital appreciation. DIVA is constructed to invest in stocks with stable or growing dividends that trade at high yields. To reduce risk, DIVA shorts stocks in each sector that has unstable or low dividends. To prevent sector concentration in the highest dividend sectors and provide diversified dividend exposure, the Fund caps long sectors at 25%, while sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Fund posted positive performance in eight of the 12 months of the Annual Period. The best performing months for the Fund were November 2020 and March 2021, finishing up 7.71% and 6.34%, respectively. The worst performing months for the Fund were June 2021 and September 2020, finishing down -2.30% and -0.87% respectively. The Fund is designed as a long/short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is the isolated factor, in this case high equity dividend yield. During the Annual Period, higher yielding stocks outperformed lower yielding stocks, resulting in a positive performance for the Fund.
The AGFiQ Global Infrastructure Fund (GLIF) finished the Annual Period up 18.72%. The Fund seeks to provide exposure to a diversified portfolio of global infrastructure equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns. The Fund posted positive performance in seven of the 12 months of the Annual Period. The best performing months for the Fund were November 2020 and March 2021, finishing up 7.73% and 6.42%, respectively. The worst performing months for the Fund were October 2020 and September 2020, finishing down -3.01% and -2.86% respectively. During the Annual Period, the recovery of global infrastructure stocks during the third and fourth quarter of 2020 lagged the broader cap weighted U.S. equity market as global economies lagged the reopening that occurred in the U.S. The performance of the Fund in the first and second quarter of 2021 was inline to better than expectations.
In addition, each of BTAL and DIVA may invest up to 20% of its total assets in instruments other than the long and short positions in its Target Index, which we believe helps each Fund track its Index. Such instruments currently used are total return swaps and their impact on Fund performance is noted below. Though allowed, DIVA did not hold any total return swaps during the Annual Period due to its lower short position of only 50% in the underlying index as compared to the 100% position in the underlying index for BTAL.

The long swap position in the Dow Jones U.S. Low Beta Total Return Index contributed positively and the short swap position in the Dow Jones U.S. High Beta Total Return Index contributed negatively to the absolute performance of BTAL during the Annual Period. We believe the AGFiQ family of ETFs should be positioned to perform even in the face of an ever-changing global landscape, due to their uncorrelated return profile to the broad equity and fixed income markets and their ability to capture persistent market premiums with lower volatility.
As always, we thank you for your continued support.
Sincerely,
The AGFiQ Team
Short-term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
The views expressed in this letter were those of AGF Investments, LLC as of June 30, 2021, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):
The AGFiQ U.S. Market Neutral Anti-Beta Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (“DJUS Low Beta Index” or “Index”). The Index, which is compiled by Dow Jones Indices, is equal weighted, dollar neutral, and sector neutral. The Index rebalances quarterly by identifying the lowest beta stocks as long positions and highest beta stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between low and high beta stocks. A security’s beta is defined as the fifty-two-week covariance of its weekly returns with the weekly returns of the S&P 500. Anti-beta investing entails investing in securities that have below-average betas and shorting securities that have above average betas on a sector relative basis. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.
During the Annual Period from July 1, 2020 through June 30, 2021, the Fund’s market price return was -30.45% and its NAV return was -30.35%1. The Index returned -29.55% during the same period. The underperformance of the fund relative to the index was due to fees and expenses. The Fund’s market price at the close on June 30, 2021 was $16.90.
The Fund posted positive performance in three of the 12 months of the Annual Period. The best performing months for the Fund were July 2020 and June 2021, finishing up 2.56% and 1.62%, respectively. The worst performing months for the Fund were November 2020 and February 2021, finishing down -14.52% and -10.94%, respectively.
The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market significantly favored higher beta stocks over lower beta stocks, resulting in negative performance for the Fund.
The Fund had annualized volatility3 of 20.74% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2021	% Long Weight	% Short Weight
Communication Services	3.89%	-4.01%
Consumer Discretionary	11.82%	-11.13%
Consumer Staples	5.26%	-5.24%
Energy	3.04%	-3.36%
Financials	14.90%	-14.13%
Health Care	12.98%	-12.35%
Industrials	13.06%	-13.86%
Information Technology	16.67%	-16.27%
Materials	5.07%	-5.18%
Real Estate	7.64%	-7.30%
Utilities	4.74%	-4.97%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2021)	Long Index	Short Index
Number of Companies	199	199
Book Yield (B/P)	23.52%	37.00%
Earnings Yield (E/P)	3.67%	1.55%
Beta	0.862	1.478
Average Market Cap (millions)	$42,955	$30,247
Median Market Cap (millions)	$14,951	$12,706

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
BTAL — AGFiQ U.S. Market Neutral Anti-Beta Fund
Dow Jones U.S. Thematic Market Neutral Low Beta Index
Russell 1000 — Russell 1000 Index8
*
The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2021 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2021
	1 Year	3 Year	5 Year	Since Inception
BTAL NAV Return	-30.35%	-5.16%	-5.99%	-3.62%
BTAL Market Price Return	-30.45%	-5.12%	-5.98%	-3.62%
DJUS Low Beta Index	-29.55%	-4.96%	-5.67%	-2.24%
Russell 1000 Index	43.07%	19.16%	17.99%	16.75%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2023 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 2.57% and 2.19% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

v

AGFiQ Hedged Dividend Income Fund (DIVA) (Unaudited):
The AGFiQ Hedged Dividend Income Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Indxx Hedged Dividend Income Index9 (“Hedged Dividend Income Index” or “Index”). The Index, which is compiled by Indxx, LLC, is designed to generate a high current yield and capital appreciation. The Index rebalances quarterly by identifying the highest dividend stocks as long positions, and the lowest dividend stocks as short positions. The Index invests in stocks with stable or growing dividends that trade at high yields. To reduce risk, the Index shorts stocks in each sector which have unstable or low dividends. The Index is approximately 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25%. Sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Index has 100 long positions and approximately 150-200 short positions. The Fund provides investors with the means of seeking the spread return between low and high dividend stocks. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.
During the Annual Period from July 1, 2020 through June 30, 2021, the Fund’s market price return was 18.16% and its NAV return was 18.18%1. The Index returned 19.86% during the same period. The underperformance of the fund relative to the index was due to fees, expenses, and a higher cash position in a rising market environment. The Fund’s market price at June 30, 2021 was $24.03.
The Fund posted positive performance in eight of the 12 months of the Annual Period. The best performing months for the Fund were November 2020 and March 2021, finishing up 7.71% and 6.34%, respectively. The worst performing months for the Fund were June 2021 and September 2020, finishing down -2.30% and -0.87% respectively.
The Fund is designed as a long/short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is the isolated factor, in this case high equity dividend yield. During the Annual Period, higher yielding stocks outperformed lower yielding stocks, resulting in a positive performance for the Fund.
The Fund had annualized volatility3 of 15.32% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2021	% Long Weight	% Short Weight
Communication Services	3.94%	-1.96%
Consumer Discretionary	2.94%	-5.44%
Consumer Staples	9.80%	-2.45%
Energy	12.73%	-6.92%
Financials	9.82%	-10.08%
Health Care	6.85%	-0.96%
Industrials	5.86%	-3.38%
Information Technology	5.90%	-4.33%
Materials	1.96%	-2.41%
Real Estate	14.60%	-2.22%
Utilities	23.59%	-8.76%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2021)	Long Index	Short Index
Number of Companies	100	166
Book Yield (B/P)	42.68%	35.19%
Earnings Yield (E/P)	4.83%	2.48%
Beta	1.081	1.181
Average Market Cap (millions)	$49,891	$69,824
Median Market Cap (millions)	$21,253	$20,735

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
DIVA — AGFiQ Hedged Dividend Income Fund
Hedged Dividend Income Index — INDXX Hedged Dividend Income Index
BloomBarc U.S. Corporate Bond Index — Bloomberg Barclays U.S. Corporate Total Return Value Unhedged Index10
*
The line graph represents historical performance of a hypothetical investment of $10,000 from January 15, 2015 (Commencement of Operations) to June 30, 2021 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2021
	1 Year	3 Year	5 Year	Since Inception
DIVA NAV Return	18.18%	4.10%	3.56%	3.94%
DIVA Market Price Return	18.16%	4.06%	3.55%	3.91%
Hedged Dividend Income Index	19.86%	4.96%	4.60%	5.05%
BloomBarc U.S. Corporate Bond Index	3.30%	7.79%	4.90%	4.57%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2023 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 6.30% and 1.21% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Global Infrastructure ETF (GLIF) (Unaudited):
The AGFiQ Global Infrastructure ETF seeks to provide long-term capital appreciation through exposure to a diversified portfolio of global infrastructure equities. The Fund will utilize a proprietary, multi-factor investment process to seek long-term capital appreciation by investing primarily in global equity securities in the infrastructure industry. The Fund seeks to provide potential diversification and risk reduction benefits as listed infrastructure has historically exhibited lower correlations with traditional asset classes and lower volatility than global equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns.
During the Annual Period from July 1, 2020 through June 30, 2021, the Fund’s market price return was 18.10% and its NAV return was 18.72%1. The Index returned 18.75% during the same period. The Fund’s market price at June 30, 2021 was $26.87.
The Fund posted positive performance in seven of the 12 months of the Annual Period. The best performing months for the Fund were November 2020 and March 2021, finishing up 7.73% and 6.42%, respectively. The worst performing months for the Fund were October 2020 and September 2020, finishing down -3.01% and -2.86% respectively.
The Fund had annualized volatility3 of 24.45% for the Annual Period.
Fund Sector Weights (Based on Net Assets)
As of 06/30/2021	% Weight
Utilities	33.37%
Real Estate	19.73%
Energy	24.27%
Industrials	15.33%
Communication Services	4.16%
Information Technology	1.90%
Top 10 Country Allocations (Based on Net Assets)
As of 06/30/2021	% Weight
United States	52.87%
Canada	15.07%
China	6.54%
France	4.40%
Spain	4.25%
United Kingdom	3.86%
Australia	3.82%
Germany	1.48%
Austria	1.22%
Finland	1.20%

Characteristics of the Index and Fund
Characteristics (as of 6/30/2021)	Index	Fund (Based on Net Assets)
Number of Companies	106	86
Book Yield (B/P)	41.05%	42.60%
Earnings Yield (E/P)	3.57%	3.69%
Beta	0.977	0.990
Average Market Cap (millions)	$38,532	$80,537
Median Market Cap (millions)	$7,399	$12,834

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
GLIF — AGFiQ Global Infrastructure ETF
Dow Jones Brookfield Global Infrastructure TR Index11
*
The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2021 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2021
	1 Year	Since Inception
GLIF NAV Return	18.72%	6.12%
GLIF Market Price Return	18.10%	6.16%
Dow Jones Brookfield Global Infrastructure Index	18.75%	6.99%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2023 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 6.82% and 0.46% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:
1
A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using either the last traded price at the close or a time weighted mid-point between the highest bid and the lowest offer over the last five minutes of trading on the primary stock exchange on which the shares of the Fund are listed for trading. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

2
S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.

3
Volatility — A statistical measure of the dispersion of returns for a given security or market index. For this calculation the standard deviation of daily returns is annualized by multiplying the result by the square root of the number of trading days in the Annual Period, in this instance 252 days.

4
Correlation — A statistical measure of how two securities move in relation to each other.

5
Dow Jones U.S. Index — A market-capitalization-weighted index providing broad coverage of the U.S. stock market. The index is considered a total market index, representing the top 95% of the U.S. stock market based on market capitalization.

6
Price / Earnings Ratio — Market Value per share / Earning per share

7
Price / Book Ratio — Stock Price / (Total Assets — Intangible Assets and Liabilities)

8
Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.

9
INDXX Hedged Dividend Income Index — The INDXX Hedged Dividend Income Index is designed to measure the performance of a strategy utilizing three portfolios: a long portfolio (with 100% long position in the INDXX Long High Dividend Index); a short portfolio (with 50% short position in the INDXX Short Low Dividend Index); and a 50% long position in the INDXX Cash Index. The Index is 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25% and 15% for industries.

10
Bloomberg Barclays U.S. Corporate Total Return Value Unhedged Index — The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

11
Dow Jones Brookfield Global Infrastructure TR Index — Dow Jones Brookfield Global Infrastructure Total Return Index is a global index of companies with greater than 70% of cash flows derived from infrastructure lines of business. Components must pass screens for country domicile, minimum float market cap and trading volume. The index is a float market cap weighted. It is calculated in USD with dividends reinvested.

x

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
LONG POSITIONS – 87.2%
COMMON STOCKS – 87.2%
Aerospace & Defense – 1.7%
BWX Technologies, Inc.(a)	6,786	$394,402
Huntington Ingalls Industries, Inc.(a)	1,989	419,182
Lockheed Martin Corp.(a)	1,053	398,403
Northrop Grumman Corp.	1,170	425,213
		1,637,200
Air Freight & Logistics – 0.9%
CH Robinson Worldwide, Inc.(a)	4,446	416,457
Expeditors International of Washington, Inc.(a)	3,393	429,554
		846,011
Automobiles – 0.8%
Harley-Davidson, Inc.(a)	9,126	418,153
Thor Industries, Inc.	3,627	409,851
		828,004
Banks – 0.8%
Bank OZK	10,296	434,079
Commerce Bancshares, Inc.(a)	5,499	410,006
		844,085
Biotechnology – 6.9%
ACADIA Pharmaceuticals, Inc.*(a)	19,890	485,117
Acceleron Pharma, Inc.*	3,276	411,105
Alkermes plc*(a)	19,656	481,965
Allogene Therapeutics, Inc.*(a)	17,082	445,499
Exact Sciences Corp.*(a)	3,861	479,961
Exelixis, Inc.*(a)	18,954	345,342
FibroGen, Inc.*(a)	20,475	545,249
Gilead Sciences, Inc.(a)	6,435	443,114
Incyte Corp.*(a)	5,148	433,101
Ionis Pharmaceuticals, Inc.*(a)	12,051	480,714
Moderna, Inc.*	2,457	577,346
Sarepta Therapeutics, Inc.*	5,616	436,588
United Therapeutics Corp.*	2,340	419,819
Vertex Pharmaceuticals, Inc.*	1,989	401,042
Vir Biotechnology, Inc.*	9,477	448,073
		6,834,035
Building Products – 0.4%
Masco Corp.(a)	6,903	406,656
Capital Markets – 5.0%
Ares Management Corp.(a)	7,722	491,042
Cboe Global Markets, Inc.(a)	3,861	459,652
CME Group, Inc.(a)	1,989	423,021
Intercontinental Exchange, Inc.(a)	3,744	444,413
MarketAxess Holdings, Inc.(a)	936	433,920
Morningstar, Inc.(a)	1,755	451,228
MSCI, Inc.	936	498,963
Nasdaq, Inc.	2,574	452,509
S&P Global, Inc.	1,170	480,226
Tradeweb Markets, Inc., Class A	5,265	445,208
Virtu Financial, Inc., Class A	14,625	404,089
		4,984,271
Investments	Shares	Value ($)
Chemicals – 2.1%
Air Products and Chemicals, Inc.(a)	1,404	$403,903
DuPont de Nemours, Inc.(a)	5,031	389,450
NewMarket Corp.	1,287	414,388
Sherwin-Williams Co. (The)	1,521	414,396
Valvoline, Inc.	13,104	425,356
		2,047,493
Commercial Services & Supplies – 1.3%
Republic Services, Inc.	3,861	424,749
Rollins, Inc.	12,402	424,148
Waste Management, Inc.	3,042	426,215
		1,275,112
Communications Equipment – 0.9%
Cisco Systems, Inc.(a)	7,956	421,668
F5 Networks, Inc.*(a)	2,340	436,784
		858,452
Consumer Finance – 0.9%
FirstCash, Inc.(a)	5,499	420,344
LendingTree, Inc.*	2,106	446,219
		866,563
Containers & Packaging – 1.6%
AptarGroup, Inc.(a)	2,808	395,479
International Paper Co.(a)	6,669	408,876
Packaging Corp. of America	2,808	380,259
Silgan Holdings, Inc.	9,945	412,718
		1,597,332
Distributors – 0.4%
Pool Corp.	936	429,306
Diversified Consumer Services – 1.7%
frontdoor, Inc.*(a)	7,956	396,368
Grand Canyon Education, Inc.*(a)	4,680	421,060
Service Corp. International	8,073	432,632
Terminix Global Holdings, Inc.*	8,775	418,655
		1,668,715
Diversified Financial Services – 0.4%
Berkshire Hathaway, Inc., Class B*(a)	1,521	422,716
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.	7,488	419,553
Electric Utilities – 1.7%
Duke Energy Corp.(a)	4,212	415,808
Evergy, Inc.(a)	6,903	417,148
Hawaiian Electric Industries, Inc.(a)	9,828	415,528
PNM Resources, Inc.	8,658	422,251
		1,670,735
Electronic Equipment, Instruments & Components – 0.5%
Keysight Technologies, Inc.*(a)	3,042	469,715
Entertainment — 1.7%
Activision Blizzard, Inc.(a)	4,329	413,160
Electronic Arts, Inc.(a)	2,925	420,702
Take-Two Interactive Software, Inc.*	2,340	414,227
Zynga, Inc., Class A*	40,248	427,836
		1,675,925

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) – 6.7%
Americold Realty Trust(a)	10,998	$416,274
Camden Property Trust(a)	3,393	450,149
CoreSite Realty Corp.(a)	3,510	472,446
Crown Castle International Corp.(a)	2,223	433,707
CubeSmart(a)	9,828	455,233
CyrusOne, Inc.(a)	5,733	410,024
Digital Realty Trust, Inc.(a)	2,808	422,492
Equinix, Inc.(a)	585	469,521
Equity Commonwealth(a)	15,327	401,567
Extra Space Storage, Inc.(a)	2,808	460,007
Iron Mountain, Inc.(a)	9,828	415,921
Life Storage, Inc.(a)	4,329	464,718
Public Storage	1,521	457,350
SBA Communications Corp.	1,404	447,455
Sun Communities, Inc.	2,574	441,184
		6,618,048
Food & Staples Retailing – 0.9%
Kroger Co. (The)(a)	11,583	443,745
Sprouts Farmers Market, Inc.*	16,497	409,950
		853,695
Food Products – 2.9%
Campbell Soup Co.(a)	8,775	400,052
Flowers Foods, Inc.(a)	17,550	424,710
General Mills, Inc.(a)	6,786	413,471
Hain Celestial Group, Inc. (The)*(a)	10,530	422,464
Hormel Foods Corp.(a)	8,658	413,419
J M Smucker Co. (The)	3,159	409,312
TreeHouse Foods, Inc.*	8,541	380,245
		2,863,673
Gas Utilities – 0.4%
National Fuel Gas Co.	8,307	434,041
Health Care Equipment & Supplies – 2.3%
Baxter International, Inc.(a)	5,148	414,414
Becton Dickinson and Co.(a)	1,755	426,799
Penumbra, Inc.*	1,638	448,910
Quidel Corp.*	3,510	449,701
ResMed, Inc.	2,106	519,171
		2,258,995
Health Care Providers & Services – 1.3%
Amedisys, Inc.*(a)	1,638	401,195
Laboratory Corp. of America Holdings*(a)	1,521	419,568
Quest Diagnostics, Inc.(a)	3,276	432,334
		1,253,097
Hotels, Restaurants & Leisure – 1.4%
Domino’s Pizza, Inc.(a)	1,053	491,214
McDonald’s Corp.(a)	1,872	432,413
Wendy’s Co. (The)	18,252	427,462
		1,351,089
Household Durables – 0.5%
Helen of Troy Ltd.*(a)	1,989	453,731

Investments	Shares	Value ($)
Household Products – 0.8%
Church & Dwight Co., Inc.(a)	4,914	$418,771
Clorox Co. (The)(a)	2,340	420,989
		839,760
Industrial Conglomerates – 0.4%
3M Co.(a)	2,106	418,315
Insurance – 4.6%
Allstate Corp. (The)(a)	3,159	412,060
Aon plc, Class A(a)	1,638	391,089
Arthur J Gallagher & Co.(a)	2,925	409,734
Assurant, Inc.(a)	2,691	420,280
Brown & Brown, Inc.(a)	8,190	435,217
Erie Indemnity Co., Class A(a)	2,106	407,195
Marsh & McLennan Cos., Inc.(a)	3,042	427,949
Mercury General Corp.(a)	6,669	433,152
Progressive Corp. (The)	4,329	425,151
RLI Corp.	4,095	428,296
White Mountains Insurance Group Ltd.	351	402,958
		4,593,081
Internet & Direct Marketing Retail – 0.4%
Amazon.com, Inc.*(a)	117	402,499
IT Services – 4.5%
Akamai Technologies, Inc.*(a)	3,627	422,908
Amdocs Ltd.(a)	5,499	425,403
Automatic Data Processing, Inc.(a)	2,223	441,532
Black Knight, Inc.*(a)	5,850	456,183
Broadridge Financial Solutions, Inc.(a)	2,691	434,677
Cognizant Technology Solutions Corp., Class A(a)	5,967	413,274
Maximus, Inc.(a)	4,680	411,700
MongoDB, Inc.*(a)	1,521	549,872
Okta, Inc.*	1,755	429,413
VeriSign, Inc.*	1,872	426,236
		4,411,198
Leisure Products – 1.0%
Mattel, Inc.*(a)	21,177	425,658
Peloton Interactive, Inc., Class A*	4,212	522,372
		948,030
Machinery – 2.1%
Cummins, Inc.(a)	1,638	399,361
Graco, Inc.(a)	5,616	425,131
Navistar International Corp.*	9,594	426,933
Otis Worldwide Corp.	5,499	449,653
Toro Co. (The)	3,861	424,247
		2,125,325
Media – 1.3%
Charter Communications, Inc., Class A*(a)	585	422,048
Fox Corp., Class A(a)	11,349	421,389
New York Times Co. (The), Class A	9,711	422,914
		1,266,351
Metals & Mining – 0.8%
Newmont Corp.	5,733	363,358
Royal Gold, Inc.	3,393	387,141
		750,499

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITs) – 0.8%
AGNC Investment Corp.(a)	22,815	$385,346
Annaly Capital Management, Inc.	45,864	407,272
		792,618
Multiline Retail – 1.4%
Dollar General Corp.(a)	2,106	455,717
Ollie’s Bargain Outlet Holdings, Inc.*	5,382	452,788
Target Corp.	1,872	452,537
		1,361,042
Multi-Utilities – 2.0%
Ameren Corp.(a)	5,031	402,681
CMS Energy Corp.(a)	6,669	394,005
Consolidated Edison, Inc.(a)	5,499	394,388
Dominion Energy, Inc.(a)	5,616	413,169
WEC Energy Group, Inc.	4,446	395,472
		1,999,715
Oil, Gas & Consumable Fuels – 2.7%
Cabot Oil & Gas Corp.(a)	25,740	449,420
Cheniere Energy, Inc.*(a)	5,031	436,389
EQT Corp.*(a)	20,592	458,378
Equitrans Midstream Corp.(a)	51,363	437,099
Kinder Morgan, Inc.(a)	22,815	415,918
Williams Cos., Inc. (The)	16,380	434,889
		2,632,093
Pharmaceuticals – 0.9%
Eli Lilly and Co.(a)	2,106	483,369
Johnson & Johnson(a)	2,457	404,766
		888,135
Professional Services – 2.5%
Booz Allen Hamilton Holding Corp.(a)	5,031	428,541
CACI International, Inc., Class A*(a)	1,638	417,886
FTI Consulting, Inc.*(a)	3,042	415,568
Nielsen Holdings plc	15,678	386,776
Science Applications International Corp.	4,797	420,841
Verisk Analytics, Inc.	2,457	429,287
		2,498,899
Road & Rail – 1.6%
JB Hunt Transport Services, Inc.(a)	2,574	419,433
Kansas City Southern(a)	1,404	397,852
Knight-Swift Transportation Holdings, Inc.(a)	9,009	409,549
Landstar System, Inc.(a)	2,574	406,743
		1,633,577
Semiconductors & Semiconductor Equipment – 0.5%
Cirrus Logic, Inc.*(a)	5,499	468,075
Software – 7.9%
Alteryx, Inc., Class A*(a)	5,616	483,088
Citrix Systems, Inc.(a)	3,627	425,338
Datadog, Inc., Class A*(a)	4,680	487,094
Dolby Laboratories, Inc., Class A(a)	4,446	436,997
Dropbox, Inc., Class A*(a)	15,795	478,747
Five9, Inc.*(a)	2,457	450,589
New Relic, Inc.*	6,903	462,294
NortonLifeLock, Inc.	15,561	423,570
Nuance Communications, Inc.*	7,956	433,125
Investments	Shares	Value ($)
Oracle Corp.	5,382	$418,935
Proofpoint, Inc.*	2,457	426,928
RingCentral, Inc., Class A*	1,638	475,970
Smartsheet, Inc., Class A*	7,254	524,609
Splunk, Inc.*	3,510	507,476
Tyler Technologies, Inc.*	1,053	476,346
Verint Systems, Inc.*	9,243	416,582
Zoom Video Communications, Inc., Class A*	1,287	498,108
		7,825,796
Specialty Retail – 2.8%
AutoZone, Inc.*(a)	351	523,769
Dick’s Sporting Goods, Inc.(a)	5,031	504,056
Five Below, Inc.*(a)	2,340	452,252
Murphy USA, Inc.	3,159	421,316
O’Reilly Automotive, Inc.*	819	463,726
Tractor Supply Co.	2,340	435,380
		2,800,499
Technology Hardware, Storage & Peripherals – 0.4%
Seagate Technology Holdings plc	4,563	401,225
Thrifts & Mortgage Finance – 0.4%
New York Community Bancorp, Inc.	36,387	400,985
Trading Companies & Distributors – 0.9%
MSC Industrial Direct Co., Inc., Class A	4,563	409,438
Watsco, Inc.	1,521	435,979
		845,417
TOTAL COMMON STOCKS (Cost $78,610,404)		86,171,382
TOTAL LONG POSITIONS (Cost $78,610,404)		86,171,382
SHORT POSITIONS – (85.4)%
COMMON STOCKS – (85.4)%
Aerospace & Defense – (3.1)%
Boeing Co. (The)*	(1,755)	(420,428)
Curtiss-Wright Corp.	(3,393)	(402,953)
HEICO Corp.	(3,042)	(424,115)
Hexcel Corp.*	(7,605)	(474,552)
Howmet Aerospace, Inc.*	(12,285)	(423,464)
Textron, Inc.	(6,201)	(426,443)
TransDigm Group, Inc.*	(702)	(454,397)
		(3,026,352)
Air Freight & Logistics – (0.4)%
XPO Logistics, Inc.*	(2,925)	(409,178)
Airlines – (1.9)%
Alaska Air Group, Inc.*	(6,084)	(366,926)
American Airlines Group, Inc.*	(17,901)	(379,680)
Delta Air Lines, Inc.*	(8,892)	(384,668)
JetBlue Airways Corp.*	(20,943)	(351,423)
United Airlines Holdings, Inc.*	(7,254)	(379,312)
		(1,862,009)
Auto Components – (0.5)%
Aptiv plc*	(2,925)	(460,190)
Automobiles – (0.5)%
Tesla, Inc.*	(702)	(477,149)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Banks – (4.0)%
BOK Financial Corp.	(4,797)	$(415,420)
Citigroup, Inc.	(5,382)	(380,776)
Citizens Financial Group, Inc.	(8,541)	(391,776)
Fifth Third Bancorp	(10,062)	(384,670)
First Horizon Corp.	(22,464)	(388,178)
FNB Corp.	(31,941)	(393,832)
Huntington Bancshares, Inc.	(27,403)	(391,041)
KeyCorp	(18,369)	(379,320)
SVB Financial Group*	(702)	(390,614)
Wells Fargo & Co.	(9,009)	(408,018)
		(3,923,645)
Beverages – (0.4)%
Constellation Brands, Inc., Class A	(1,755)	(410,477)
Biotechnology – (0.5)%
Emergent BioSolutions, Inc.*	(7,371)	(464,299)
Capital Markets – (2.9)%
Federated Hermes, Inc.	(13,104)	(444,356)
Franklin Resources, Inc.	(12,519)	(400,483)
Invesco Ltd.	(15,678)	(419,073)
Janus Henderson Group plc	(11,115)	(431,373)
Lazard Ltd., Class A	(9,009)	(407,657)
Northern Trust Corp.	(3,393)	(392,299)
State Street Corp.	(4,914)	(404,324)
		(2,899,565)
Chemicals – (2.5)%
Albemarle Corp.	(2,574)	(433,616)
Chemours Co. (The)	(12,051)	(419,375)
Ingevity Corp.*	(5,031)	(409,322)
Linde plc	(1,404)	(405,897)
LyondellBasell Industries NV, Class A	(3,744)	(385,145)
Westlake Chemical Corp.	(4,212)	(379,459)
		(2,432,814)
Commercial Services & Supplies – (0.9)%
ADT, Inc.	(40,950)	(441,851)
Clean Harbors, Inc.*	(4,446)	(414,100)
		(855,951)
Consumer Finance – (3.0)%
Ally Financial, Inc.	(7,839)	(390,696)
American Express Co.	(2,574)	(425,302)
Capital One Financial Corp.	(2,574)	(398,172)
Discover Financial Services	(3,627)	(429,038)
OneMain Holdings, Inc.	(7,605)	(455,615)
Santander Consumer USA Holdings, Inc.	(11,232)	(407,946)
Synchrony Financial	(9,009)	(437,117)
		(2,943,886)
Containers & Packaging – (0.8)%
Berry Global Group, Inc.*	(6,084)	(396,798)
Sealed Air Corp.	(7,371)	(436,732)
		(833,530)
Electric Utilities – (1.8)%
Exelon Corp.	(9,243)	(409,558)
NRG Energy, Inc.	(12,753)	(513,946)
OGE Energy Corp.	(12,285)	(413,390)
Investments	Shares	Value ($)
PG&E Corp.*	(41,301)	$(420,031)
		(1,756,925)
Electrical Equipment – (0.4)%
EnerSys	(4,563)	(445,942)
Electronic Equipment, Instruments & Components – (1.7)%
Avnet, Inc.	(9,360)	(375,149)
CDW Corp.	(2,457)	(429,115)
Jabil, Inc.	(7,488)	(435,202)
Trimble, Inc.*	(5,265)	(430,835)
		(1,670,301)
Energy Equipment & Services – (0.5)%
TechnipFMC plc*	(51,714)	(468,012)
Entertainment – (0.9)%
Live Nation Entertainment, Inc.*	(4,563)	(399,673)
Roku, Inc.*	(1,170)	(537,323)
		(936,996)
Equity Real Estate Investment Trusts (REITs) – (6.0)%
Brixmor Property Group, Inc.	(18,954)	(433,857)
Highwoods Properties, Inc.	(9,243)	(417,506)
Host Hotels & Resorts, Inc.*	(24,804)	(423,900)
Kimco Realty Corp.	(20,241)	(422,025)
Lamar Advertising Co., Class A	(3,978)	(415,383)
National Retail Properties, Inc.	(9,009)	(422,342)
PotlatchDeltic Corp.	(7,020)	(373,113)
Sabra Health Care REIT, Inc.	(23,751)	(432,268)
Simon Property Group, Inc.	(3,393)	(442,719)
SL Green Realty Corp.	(5,382)	(430,560)
STORE Capital Corp.	(12,168)	(419,918)
Ventas, Inc.	(7,488)	(427,565)
Welltower, Inc.	(5,499)	(456,967)
Weyerhaeuser Co.	(11,115)	(382,578)
		(5,900,701)
Food & Staples Retailing – (2.0)%
Casey’s General Stores, Inc.	(1,872)	(364,366)
Performance Food Group Co.*	(8,424)	(408,480)
Sysco Corp.	(5,148)	(400,257)
US Foods Holding Corp.*	(10,881)	(417,395)
Walgreens Boots Alliance, Inc.	(7,722)	(406,254)
		(1,996,752)
Food Products – (0.8)%
Darling Ingredients, Inc.*	(6,084)	(410,670)
Lamb Weston Holdings, Inc.	(5,148)	(415,238)
		(825,908)
Gas Utilities – (0.4)%
UGI Corp.	(9,243)	(428,043)
Health Care Equipment & Supplies – (3.9)%
Align Technology, Inc.*	(702)	(428,922)
Boston Scientific Corp.*	(9,711)	(415,242)
DexCom, Inc.*	(1,170)	(499,590)
Globus Medical, Inc., Class A*	(5,850)	(453,550)
Integra LifeSciences Holdings Corp.*	(5,967)	(407,188)
Intuitive Surgical, Inc.*	(468)	(430,392)
NuVasive, Inc.*	(5,967)	(404,443)
Stryker Corp.	(1,638)	(425,438)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Zimmer Biomet Holdings, Inc.	(2,457)	$(395,135)
		(3,859,900)
Health Care Providers & Services – (4.6)%
1Life Healthcare, Inc.*	(12,168)	(402,274)
Anthem, Inc.	(1,053)	(402,035)
Centene Corp.*	(5,616)	(409,575)
Cigna Corp.	(1,638)	(388,321)
Covetrus, Inc.*	(15,561)	(420,147)
HCA Healthcare, Inc.	(1,989)	(411,206)
HealthEquity, Inc.*	(5,265)	(423,727)
McKesson Corp.	(2,106)	(402,752)
Molina Healthcare, Inc.*	(1,638)	(414,512)
Tenet Healthcare Corp.*	(6,552)	(438,919)
UnitedHealth Group, Inc.	(1,053)	(421,663)
		(4,535,131)
Hotels, Restaurants & Leisure – (5.4)%
Aramark	(11,232)	(418,392)
Booking Holdings, Inc.*	(234)	(512,013)
Boyd Gaming Corp.*	(6,786)	(417,271)
Carnival Corp.*	(14,508)	(382,431)
Churchill Downs, Inc.	(2,106)	(417,536)
Expedia Group, Inc.*	(2,340)	(383,081)
Marriott International, Inc., Class A*	(2,925)	(399,321)
Marriott Vacations Worldwide Corp.*	(2,457)	(391,400)
MGM Resorts International	(9,828)	(419,164)
Norwegian Cruise Line Holdings Ltd.*	(13,338)	(392,271)
Planet Fitness, Inc., Class A*	(5,265)	(396,191)
Royal Caribbean Cruises Ltd.*	(4,680)	(399,110)
Wynn Resorts Ltd.*	(3,159)	(386,346)
		(5,314,527)
Household Products – (0.4)%
Energizer Holdings, Inc.	(9,009)	(387,207)
Independent Power and Renewable Electricity Producers – (0.9)%
AES Corp. (The)	(16,380)	(427,027)
Vistra Corp.	(25,740)	(477,477)
		(904,504)
Insurance – (2.1)%
Athene Holding Ltd., Class A*	(6,786)	(458,055)
Brighthouse Financial, Inc.*	(8,892)	(404,942)
Lincoln National Corp.	(6,201)	(389,671)
Principal Financial Group, Inc.	(6,435)	(406,627)
Unum Group	(14,157)	(402,059)
		(2,061,354)
Interactive Media & Services – (1.3)%
Cargurus, Inc.*	(14,976)	(392,820)
TripAdvisor, Inc.*	(10,179)	(410,214)
Zillow Group, Inc., Class C*	(3,744)	(457,592)
		(1,260,626)
IT Services – (2.9)%
DXC Technology Co.*	(11,232)	(437,374)
Euronet Worldwide, Inc.*	(2,808)	(380,063)
FleetCor Technologies, Inc.*	(1,521)	(389,467)
Gartner, Inc.*	(1,755)	(425,061)
Global Payments, Inc.	(2,106)	(394,959)
Investments	Shares	Value ($)
Square, Inc., Class A*	(1,872)	$(456,394)
WEX, Inc.*	(2,106)	(408,353)
		(2,891,671)
Life Sciences Tools & Services – (1.8)%
Bio-Techne Corp.	(936)	(421,444)
Mettler-Toledo International, Inc.*	(351)	(486,254)
Repligen Corp.*	(2,340)	(467,112)
Syneos Health, Inc.*	(4,680)	(418,813)
		(1,793,623)
Machinery – (2.1)%
Colfax Corp.*	(9,477)	(434,141)
Crane Co.	(4,329)	(399,870)
Middleby Corp. (The)*	(2,457)	(425,700)
Westinghouse Air Brake Technologies Corp.	(5,148)	(423,680)
Woodward, Inc.	(3,393)	(416,932)
		(2,100,323)
Media – (1.3)%
DISH Network Corp., Class A*	(9,594)	(401,029)
Liberty Media Corp-Liberty SiriusXM, Class C*	(9,945)	(461,349)
Nexstar Media Group, Inc., Class A	(2,691)	(397,945)
		(1,260,323)
Metals & Mining – (0.8)%
Alcoa Corp.*	(11,817)	(435,338)
Freeport-McMoRan, Inc.	(10,179)	(377,743)
		(813,081)
Multiline Retail – (0.4)%
Kohl’s Corp.	(7,605)	(419,112)
Multi-Utilities – (1.2)%
CenterPoint Energy, Inc.	(16,731)	(410,244)
MDU Resources Group, Inc.	(12,402)	(388,679)
NorthWestern Corp.	(6,552)	(394,561)
		(1,193,484)
Oil, Gas & Consumable Fuels – (2.5)%
APA Corp.	(20,826)	(450,466)
Occidental Petroleum Corp.	(16,848)	(526,837)
ONEOK, Inc.	(7,839)	(436,162)
Ovintiv, Inc.	(16,497)	(519,161)
Targa Resources Corp.	(11,115)	(494,062)
		(2,426,688)
Paper & Forest Products – (0.4)%
Louisiana-Pacific Corp.	(6,435)	(387,966)
Personal Products – (0.9)%
Coty, Inc., Class A*	(48,555)	(453,504)
Estee Lauder Cos., Inc. (The), Class A	(1,404)	(446,584)
		(900,088)
Professional Services – (1.2)%
ASGN, Inc.*	(4,095)	(396,929)
Insperity, Inc.	(4,563)	(412,358)
KBR, Inc.	(10,179)	(388,329)
		(1,197,616)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Real Estate Management & Development – (0.4)%
Howard Hughes Corp. (The)*	(3,978)	$(387,696)
Road & Rail – (0.9)%
Lyft, Inc., Class A*	(7,839)	(474,103)
Uber Technologies, Inc.*	(8,190)	(410,483)
		(884,586)
Semiconductors & Semiconductor Equipment – (5.4)%
Applied Materials, Inc.	(3,042)	(433,181)
Cree, Inc.*	(4,329)	(423,939)
Enphase Energy, Inc.*	(3,042)	(558,603)
KLA Corp.	(1,287)	(417,258)
Lam Research Corp.	(702)	(456,792)
Marvell Technology, Inc.	(8,658)	(505,021)
Microchip Technology, Inc.	(2,691)	(402,950)
MKS Instruments, Inc.	(2,223)	(395,583)
NXP Semiconductors NV	(1,989)	(409,177)
ON Semiconductor Corp.*	(10,647)	(407,567)
SolarEdge Technologies, Inc.*	(1,638)	(452,694)
Teradyne, Inc.	(3,276)	(438,853)
		(5,301,618)
Software – (3.8)%
ACI Worldwide, Inc.*	(10,530)	(391,084)
Anaplan, Inc.*	(7,254)	(386,638)
Cloudflare, Inc., Class A*	(5,265)	(557,248)
Dynatrace, Inc.*	(8,073)	(471,625)
HubSpot, Inc.*	(819)	(477,248)
Paycom Software, Inc.*	(1,287)	(467,786)
PTC, Inc.*	(3,159)	(446,240)
Trade Desk, Inc. (The), Class A*	(7,020)	(543,067)
		(3,740,936)
Specialty Retail – (2.1)%
Carvana Co.*	(1,638)	(494,381)
Gap, Inc. (The)	(12,753)	(429,138)
Lithia Motors, Inc.	(1,170)	(402,059)
National Vision Holdings, Inc.*	(8,307)	(424,737)
Penske Automotive Group, Inc.	(4,914)	(370,958)
		(2,121,273)
Technology Hardware, Storage & Peripherals – (0.4)%
Xerox Holdings Corp.	(17,784)	(417,746)
Textiles, Apparel & Luxury Goods – (0.8)%
PVH Corp.*	(3,744)	(402,817)
Tapestry, Inc.*	(9,594)	(417,147)
		(819,964)
Thrifts & Mortgage Finance – (0.4)%
MGIC Investment Corp.	(29,484)	(400,982)
Trading Companies & Distributors – (1.2)%
Air Lease Corp.	(9,126)	(380,919)
United Rentals, Inc.*	(1,287)	(410,566)
Univar Solutions, Inc.*	(15,327)	(373,672)
		(1,165,157)
TOTAL COMMON STOCKS (Proceeds $(76,376,507))		(84,375,807)
TOTAL SHORT POSITIONS (Proceeds $(76,376,507))		(84,375,807)

Investments	Shares	Value ($)
Total Investments – 1.8% (Cost $2,233,897)		$1,795,575
Other assets less liabilities – 98.2%		97,025,543
Net Assets – 100.0%		$98,821,118

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $50,962,747.

As of June 30, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$10,074,263
Aggregate gross unrealized depreciation	(17,859,143)
Net unrealized depreciation	$(7,784,880)
Federal income tax cost of investments (including derivative contracts, if any)	$11,214,505

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2021
OTC Total return swap contracts outstanding as of June 30, 2021
Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Cash Collateral (Received) Pledged ($)	Net Amount(5) ($)
USD 8,471,633	9/30/2021	Morgan Stanley	0.45%	Monthly	Dow Jones U.S. Low Beta Total Return Index(6)	3,684,867	—	3,684,867
USD (10,237,604)	9/30/2021	Morgan Stanley	(0.30)%	Monthly	Dow Jones U.S. High Beta Total Return Index(7)	(2,050,817)	774,237(8)	(1,276,580)
						1,634,050		2,408,287

(1)
Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)
Reflects the floating financing rate, as of June 30, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)
The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources

(4)
The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

(5)
Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)
The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(7)
The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(8)
Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD   US Dollar
See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
LONG POSITIONS – 98.0%
COMMON STOCKS – 94.1%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.(a)	93	$35,187
Banks – 2.9%
Comerica, Inc.	495	35,313
Huntington Bancshares, Inc.	2,493	35,575
People’s United Financial, Inc.	2,064	35,377
		106,265
Beverages – 2.0%
Coca-Cola Co. (The)(a)	657	35,550
PepsiCo, Inc.	240	35,561
		71,111
Biotechnology – 2.9%
AbbVie, Inc.(a)	315	35,481
Amgen, Inc.(a)	144	35,100
Gilead Sciences, Inc.(a)	516	35,532
		106,113
Capital Markets – 1.0%
Virtu Financial, Inc., Class A	1,284	35,477
Chemicals – 1.0%
Chemours Co. (The)	1,014	35,287
Communications Equipment – 2.0%
Cisco Systems, Inc.(a)	678	35,934
Juniper Networks, Inc.(a)	1,296	35,446
		71,380
Containers & Packaging – 1.0%
International Paper Co.(a)	576	35,315
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	1,230	35,399
Verizon Communications, Inc.	633	35,467
		70,866
Electric Utilities – 14.7%
Alliant Energy Corp.	636	35,463
American Electric Power Co., Inc.(a)	417	35,274
Duke Energy Corp.(a)	366	36,132
Edison International	612	35,386
Entergy Corp.	357	35,593
Eversource Energy(a)	441	35,386
Exelon Corp.	801	35,492
FirstEnergy Corp.	954	35,498
Hawaiian Electric Industries, Inc.	840	35,515
IDACORP, Inc.(a)	363	35,393
NRG Energy, Inc.	876	35,303
OGE Energy Corp.	1,056	35,534
Pinnacle West Capital Corp.	435	35,657
PPL Corp.	1,272	35,578
Southern Co. (The)	585	35,398
		532,602
Energy Equipment & Services – 1.0%
Baker Hughes Co.(a)	1,548	35,403
Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) – 14.6%
American Campus Communities, Inc.(a)	753	$35,180
CoreSite Realty Corp.(a)	264	35,534
Federal Realty Investment Trust(a)	300	35,151
Healthcare Trust of America, Inc., Class A(a)	1,314	35,084
Highwoods Properties, Inc.(a)	780	35,233
Iron Mountain, Inc.(a)	834	35,295
Medical Properties Trust, Inc.	1,752	35,215
MGM Growth Properties LLC, Class A	960	35,155
National Retail Properties, Inc.	750	35,160
Omega Healthcare Investors, Inc.	969	35,165
Realty Income Corp.	525	35,039
SL Green Realty Corp.	432	34,560
STORE Capital Corp.	1,020	35,200
VICI Properties, Inc.	1,134	35,177
WP Carey, Inc.	471	35,146
		527,294
Food & Staples Retailing – 1.0%
Walgreens Boots Alliance, Inc.	672	35,354
Food Products – 3.9%
Campbell Soup Co.(a)	774	35,287
Flowers Foods, Inc.(a)	1,470	35,574
General Mills, Inc.(a)	570	34,730
Kellogg Co.(a)	555	35,703
		141,294
Gas Utilities – 1.9%
National Fuel Gas Co.	678	35,426
UGI Corp.	768	35,566
		70,992
Health Care Providers & Services – 1.0%
Cardinal Health, Inc.(a)	621	35,453
Household Durables – 1.0%
Leggett & Platt, Inc.(a)	684	35,438
Household Products – 1.0%
Kimberly-Clark Corp.(a)	264	35,318
Independent Power and Renewable Electricity Producers – 1.0%
NextEra Energy Partners LP	465	35,507
Industrial Conglomerates – 1.0%
3M Co.	177	35,158
Insurance – 2.9%
Progressive Corp. (The)	360	35,356
Prudential Financial, Inc.	345	35,352
Unum Group	1,257	35,699
		106,407
IT Services – 1.9%
International Business Machines Corp.(a)	240	35,181
Western Union Co. (The)	1,542	35,420
		70,601
Leisure Products – 1.0%
Hasbro, Inc.(a)	375	35,445
Machinery – 1.0%
Fortive Corp.	507	35,358

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Media – 2.0%
Interpublic Group of Cos., Inc. (The)(a)	1,101	$35,771
Omnicom Group, Inc.	444	35,516
		71,287
Mortgage Real Estate Investment Trusts (REITs) – 2.0%
Blackstone Mortgage Trust, Inc., Class A(a)	1,125	35,876
Starwood Property Trust, Inc.	1,350	35,330
		71,206
Multi-Utilities – 5.9%
Consolidated Edison, Inc.	495	35,501
DTE Energy Co.(a)	273	35,381
NiSource, Inc.	1,464	35,868
Public Service Enterprise Group, Inc.	585	34,948
Sempra Energy	267	35,372
WEC Energy Group, Inc.	399	35,491
		212,561
Oil, Gas & Consumable Fuels – 8.8%
Chevron Corp.(a)	336	35,193
ConocoPhillips(a)	582	35,444
Exxon Mobil Corp.	561	35,388
Kinder Morgan, Inc.	1,947	35,494
Marathon Petroleum Corp.	585	35,346
ONEOK, Inc.	633	35,220
Phillips 66	414	35,529
Valero Energy Corp.	453	35,370
Williams Cos., Inc. (The)	1,335	35,444
		318,428
Pharmaceuticals – 2.9%
Bristol-Myers Squibb Co.(a)	528	35,281
Merck & Co., Inc.	453	35,230
Pfizer, Inc.	903	35,361
		105,872
Professional Services – 1.0%
ManpowerGroup, Inc.	297	35,316
Semiconductors & Semiconductor Equipment – 1.0%
Broadcom, Inc.(a)	75	35,763
Technology Hardware, Storage & Peripherals – 1.0%
Hewlett Packard Enterprise Co.(a)	2,430	35,429
Textiles, Apparel & Luxury Goods – 1.0%
Hanesbrands, Inc.(a)	1,893	35,342
Thrifts & Mortgage Finance – 1.0%
New York Community Bancorp, Inc.	3,207	35,341
Tobacco – 1.9%
Altria Group, Inc.	744	35,474
Philip Morris International, Inc.	357	35,382
		70,856
Trading Companies & Distributors – 1.0%
MSC Industrial Direct Co., Inc., Class A	393	35,264
Total Common Stocks (Cost $3,018,521)		3,397,290

Investments	Shares	Value ($)
Master Limited Partnerships – 3.9%
Industrial Conglomerates – 1.0%
Icahn Enterprises LP	642	$35,304
Oil, Gas & Consumable Fuels – 2.9%
Cheniere Energy Partners LP*	798	35,343
Enterprise Products Partners LP(a)	1,452	35,037
Magellan Midstream Partners LP	723	35,362
		105,742
Total Master Limited Partnerships (Cost $140,233)		141,046
Total Long Positions (Cost $3,158,754)		3,538,336
Short Positions – (49.0)%
Common Stocks – (48.0)%
Aerospace & Defense – (0.8)%
Boeing Co. (The)*	(36)	(8,624)
Teledyne Technologies, Inc.*	(21)	(8,796)
TransDigm Group, Inc.*	(15)	(9,709)
		(27,129)
Airlines – (0.7)%
Delta Air Lines, Inc.*	(204)	(8,825)
Southwest Airlines Co.*	(165)	(8,760)
United Airlines Holdings, Inc.*	(168)	(8,785)
		(26,370)
Automobiles – (0.7)%
Ford Motor Co.*	(594)	(8,827)
General Motors Co.*	(150)	(8,876)
Tesla, Inc.*	(12)	(8,156)
		(25,859)
Banks – (2.2)%
First Citizens BancShares, Inc., Class A	(12)	(9,993)
First Financial Bankshares, Inc.	(186)	(9,138)
First Republic Bank	(51)	(9,546)
Pinnacle Financial Partners, Inc.	(99)	(8,741)
Signature Bank	(36)	(8,843)
Sterling Bancorp	(360)	(8,924)
SVB Financial Group*	(15)	(8,346)
Wells Fargo & Co.	(195)	(8,832)
Western Alliance Bancorp	(93)	(8,635)
		(80,998)
Beverages – (1.5)%
Boston Beer Co., Inc. (The), Class A*	(9)	(9,187)
Brown-Forman Corp., Class B	(117)	(8,768)
Celsius Holdings, Inc.*	(117)	(8,902)
Constellation Brands, Inc., Class A	(39)	(9,122)
Molson Coors Beverage Co., Class B*	(171)	(9,181)
Monster Beverage Corp.*	(96)	(8,770)
		(53,930)
Biotechnology – (0.3)%
Alexion Pharmaceuticals, Inc.*	(48)	(8,818)
Capital Markets – (3.4)%
Affiliated Managers Group, Inc.	(57)	(8,790)
Charles Schwab Corp. (The)	(123)	(8,956)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
FactSet Research Systems, Inc.	(27)	$(9,061)
Interactive Brokers Group, Inc., Class A	(135)	(8,874)
KKR & Co., Inc.	(150)	(8,886)
LPL Financial Holdings, Inc.	(66)	(8,909)
MarketAxess Holdings, Inc.	(18)	(8,345)
Moody’s Corp.	(24)	(8,697)
Morningstar, Inc.	(33)	(8,485)
MSCI, Inc.	(18)	(9,595)
Open Lending Corp., Class A*	(204)	(8,790)
S&P Global, Inc.	(21)	(8,619)
Stifel Financial Corp.	(135)	(8,756)
Tradeweb Markets, Inc., Class A	(105)	(8,879)
		(123,642)
Commercial Services & Supplies – (0.2)%
Copart, Inc.*	(66)	(8,701)
Construction Materials – (0.3)%
Eagle Materials, Inc.	(63)	(8,953)
Consumer Finance – (1.0)%
American Express Co.	(54)	(8,922)
Capital One Financial Corp.	(57)	(8,817)
Credit Acceptance Corp.*	(18)	(8,174)
SLM Corp.	(423)	(8,858)
		(34,771)
Containers & Packaging – (0.2)%
Berry Global Group, Inc.*	(135)	(8,805)
Diversified Financial Services – (0.5)%
Berkshire Hathaway, Inc., Class B*	(33)	(9,171)
Voya Financial, Inc.	(135)	(8,303)
		(17,474)
Electric Utilities – (3.2)%
Evergy, Inc.	(471)	(28,463)
NextEra Energy, Inc.	(387)	(28,359)
PG&E Corp.*	(2,781)	(28,283)
Xcel Energy, Inc.	(432)	(28,460)
		(113,565)
Electrical Equipment – (0.2)%
Generac Holdings, Inc.*	(21)	(8,718)
Energy Equipment & Services – (0.8)%
ChampionX Corp.*	(357)	(9,157)
Halliburton Co.	(411)	(9,502)
NOV, Inc.*	(600)	(9,192)
		(27,851)
Entertainment – (0.5)%
Netflix, Inc.*	(18)	(9,508)
Walt Disney Co. (The)*	(48)	(8,437)
		(17,945)
Equity Real Estate Investment Trusts (REITs) – (1.5)%
American Homes 4 Rent, Class A	(228)	(8,858)
DigitalBridge Group, Inc.*	(1,119)	(8,840)
Host Hotels & Resorts, Inc.*	(513)	(8,767)
Park Hotels & Resorts, Inc.*	(426)	(8,780)
SBA Communications Corp.	(27)	(8,605)
Weyerhaeuser Co.	(258)	(8,880)
		(52,730)

Investments	Shares	Value ($)
Food & Staples Retailing – (1.5)%
BJ’s Wholesale Club Holdings, Inc.*	(195)	$(9,278)
Casey’s General Stores, Inc.	(45)	(8,759)
Costco Wholesale Corp.	(21)	(8,309)
Performance Food Group Co.*	(183)	(8,874)
US Foods Holding Corp.*	(240)	(9,206)
Walmart, Inc.	(66)	(9,307)
		(53,733)
Food Products – (1.5)%
Beyond Meat, Inc.*	(57)	(8,977)
Darling Ingredients, Inc.*	(129)	(8,708)
Freshpet, Inc.*	(54)	(8,800)
Lamb Weston Holdings, Inc.	(114)	(9,195)
McCormick & Co., Inc. (Non-Voting)	(99)	(8,744)
Post Holdings, Inc.*	(84)	(9,111)
		(53,535)
Gas Utilities – (0.8)%
Atmos Energy Corp.	(297)	(28,545)
Health Care Equipment & Supplies – (1.5)%
Align Technology, Inc.*	(15)	(9,165)
Boston Scientific Corp.*	(207)	(8,851)
DexCom, Inc.*	(21)	(8,967)
Edwards Lifesciences Corp.*	(87)	(9,011)
IDEXX Laboratories, Inc.*	(15)	(9,473)
Intuitive Surgical, Inc.*	(9)	(8,277)
		(53,744)
Health Care Providers & Services – (0.5)%
Centene Corp.*	(123)	(8,970)
Laboratory Corp. of America Holdings*	(33)	(9,103)
		(18,073)
Health Care Technology – (0.5)%
Teladoc Health, Inc.*	(54)	(8,980)
Veeva Systems, Inc., Class A*	(27)	(8,395)
		(17,375)
Hotels, Restaurants & Leisure – (0.4)%
Airbnb, Inc., Class A*	(57)	(8,729)
Booking Holdings, Inc.*	(3)	(6,564)
		(15,293)
Household Products – (0.2)%
Church & Dwight Co., Inc.	(99)	(8,437)
Independent Power and Renewable Electricity Producers – (2.4)%
AES Corp. (The)	(1,095)	(28,547)
Clearway Energy, Inc., Class C	(1,068)	(28,280)
Vistra Corp.	(1,542)	(28,604)
		(85,431)
Insurance – (2.0)%
Alleghany Corp.*	(12)	(8,005)
Brown & Brown, Inc.	(165)	(8,768)
Globe Life, Inc.	(90)	(8,573)
Loews Corp.	(171)	(9,345)
Markel Corp.*	(9)	(10,680)
Primerica, Inc.	(60)	(9,188)
RLI Corp.	(84)	(8,786)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
W R Berkley Corp.	(120)	$(8,932)
		(72,277)
Interactive Media & Services – (1.0)%
Alphabet, Inc., Class A*	(3)	(7,325)
Facebook, Inc., Class A*	(27)	(9,388)
Snap, Inc., Class A*	(129)	(8,790)
Twitter, Inc.*	(129)	(8,877)
		(34,380)
Internet & Direct Marketing Retail – (0.3)%
Amazon.com, Inc.*	(3)	(10,321)
IT Services – (1.0)%
Fiserv, Inc.*	(84)	(8,979)
PayPal Holdings, Inc.*	(30)	(8,744)
Snowflake, Inc., Class A*	(36)	(8,705)
Square, Inc., Class A*	(36)	(8,777)
		(35,205)
Life Sciences Tools & Services – (0.7)%
Illumina, Inc.*	(18)	(8,518)
IQVIA Holdings, Inc.*	(36)	(8,723)
Mettler-Toledo International, Inc.*	(6)	(8,312)
		(25,553)
Machinery – (0.2)%
Ingersoll Rand, Inc.*	(180)	(8,786)
Media – (0.2)%
Charter Communications, Inc., Class A*	(12)	(8,657)
Metals & Mining – (0.5)%
Alcoa Corp.*	(240)	(8,841)
Cleveland-Cliffs, Inc.*	(414)	(8,926)
		(17,767)
Multi-Utilities – (3.9)%
Ameren Corp.	(354)	(28,334)
CenterPoint Energy, Inc.	(1,167)	(28,616)
CMS Energy Corp.	(483)	(28,536)
Dominion Energy, Inc.	(387)	(28,471)
MDU Resources Group, Inc.	(906)	(28,394)
		(142,351)
Oil, Gas & Consumable Fuels – (4.6)%
Antero Midstream Corp.	(885)	(9,195)
APA Corp.	(426)	(9,214)
Cabot Oil & Gas Corp.	(531)	(9,271)
Cheniere Energy, Inc.*	(105)	(9,108)
Cimarex Energy Co.	(129)	(9,346)
Devon Energy Corp.	(315)	(9,195)
Diamondback Energy, Inc.	(99)	(9,295)
EOG Resources, Inc.	(111)	(9,262)
EQT Corp.*	(414)	(9,216)
Hess Corp.	(105)	(9,169)
HollyFrontier Corp.	(276)	(9,080)
Marathon Oil Corp.	(675)	(9,194)
Occidental Petroleum Corp.	(294)	(9,193)
Ovintiv, Inc.	(291)	(9,158)
Pioneer Natural Resources Co.	(57)	(9,264)
Plains GP Holdings LP, Class A*	(771)	(9,206)
Targa Resources Corp.	(207)	(9,201)
Investments	Shares	Value ($)
Texas Pacific Land Corp.	(6)	$(9,598)
		(166,165)
Personal Products – (0.2)%
Estee Lauder Cos., Inc. (The), Class A	(27)	(8,588)
Professional Services – (0.2)%
CoStar Group, Inc.*	(105)	(8,696)
Real Estate Management & Development – (1.5)%
CBRE Group, Inc., Class A*	(102)	(8,744)
eXp World Holdings, Inc.*	(228)	(8,840)
Howard Hughes Corp. (The)*	(93)	(9,064)
Jones Lang LaSalle, Inc.*	(48)	(9,382)
Opendoor Technologies, Inc.*	(498)	(8,830)
Redfin Corp.*	(132)	(8,370)
		(53,230)
Road & Rail – (0.3)%
Uber Technologies, Inc.*	(177)	(8,871)
Semiconductors & Semiconductor Equipment – (0.5)%
Advanced Micro Devices, Inc.*	(96)	(9,017)
Micron Technology, Inc.*	(99)	(8,413)
		(17,430)
Software – (1.2)%
Adobe, Inc.*	(15)	(8,784)
Autodesk, Inc.*	(30)	(8,757)
salesforce.com, Inc.*	(36)	(8,794)
ServiceNow, Inc.*	(15)	(8,243)
Zoom Video Communications, Inc., Class A*	(24)	(9,289)
		(43,867)
Technology Hardware, Storage & Peripherals – (0.2)%
Dell Technologies, Inc., Class C*	(87)	(8,671)
Thrifts & Mortgage Finance – (0.2)%
Rocket Cos., Inc., Class A	(453)	(8,766)
Trading Companies & Distributors – (0.2)%
United Rentals, Inc.*	(27)	(8,613)
Water Utilities – (1.6)%
American Water Works Co., Inc.	(183)	(28,206)
Essential Utilities, Inc.	(618)	(28,242)
		(56,448)
Wireless Telecommunication Services – (0.2)%
T-Mobile US, Inc.*	(60)	(8,690)
Total Common Stocks (Proceeds $(1,508,445))		(1,733,757)
Master Limited Partnerships – (1.0)%
Oil, Gas & Consumable Fuels – (1.0)%
DCP Midstream LP*	(297)	(9,115)
Energy Transfer LP	(861)	(9,152)
Plains All American Pipeline LP	(810)	(9,202)
Western Midstream Partners LP	(426)	(9,125)
Total Master Limited Partnerships (Proceeds $(36,558))		(36,594)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Total Short Positions (Proceeds $(1,545,003))		$(1,770,351)
Total Investments – 49.0% (Cost $1,613,751)		1,767,985
Other assets less liabilities – 51.0%		1,841,955
Net Assets – 100.0%		$3,609,940

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,324,448.

As of June 30, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$321,823
Aggregate gross unrealized depreciation	(350,218)
Net unrealized depreciation	$(28,395)
Federal income tax cost of investments (including derivative contracts, if any)	$1,796,380

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
COMMON STOCKS – 97.4%
Commercial Services & Supplies – 0.3%
China Everbright Environment Group Ltd.	17,751	$10,059
Construction & Engineering – 3.8%
Vinci SA	1,431	152,696
Diversified Telecommunication Services – 2.7%
Cellnex Telecom SA	1,393	88,732
China Tower Corp. Ltd., Class H	134,844	18,583
		107,315
Electric Utilities – 11.4%
AusNet Services Ltd.	11,616	15,245
Cia Energetica de Minas Gerais (Preference)	10,185	24,839
Duke Energy Corp.	246	24,285
Edison International	463	26,771
Endesa SA	438	10,626
Eversource Energy	651	52,236
Fortis, Inc.	285	12,615
Fortum OYJ	1,749	48,239
Iberdrola SA	2,343	28,560
Mercury NZ Ltd.	5,763	26,869
NextEra Energy, Inc.	570	41,770
OGE Energy Corp.	795	26,752
Orsted A/S	174	24,416
PG&E Corp.*	942	9,580
Southern Co. (The)	636	38,484
Verbund AG	534	49,167
		460,454
Equity Real Estate Investment Trusts (REITs) – 19.7%
American Tower Corp.	1,296	350,101
Ascendas REIT	7,955	17,452
CoreSite Realty Corp.	209	28,131
Crown Castle International Corp.	1,299	253,435
CyrusOne, Inc.	223	15,949
Digital Realty Trust, Inc.	169	25,428
Equinix, Inc.	15	12,039
QTS Realty Trust, Inc., Class A	264	20,407
SBA Communications Corp.	180	57,366
STAG Industrial, Inc.	381	14,261
		794,569
Gas Utilities – 3.3%
Enagas SA	481	11,113
ENN Energy Holdings Ltd.	1,176	22,386
Hong Kong & China Gas Co. Ltd.	14,905	23,151
Italgas SpA	1,561	10,202
Kunlun Energy Co. Ltd.	38,397	35,409
Naturgy Energy Group SA	744	19,126
Spire, Inc.	180	13,009
		134,396
Independent Power and Renewable Electricity Producers – 3.0%
China Longyuan Power Group Corp. Ltd., Class H	13,593	23,425
China Power International Development Ltd.	118,680	25,985
Investments	Shares	Value ($)
Northland Power, Inc.	879	$29,988
TransAlta Renewables, Inc.	2,328	39,119
		118,517
Interactive Media & Services – 1.5%
Alphabet, Inc., Class C*	24	60,152
Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.*	12	41,282
IT Services – 0.8%
GDS Holdings Ltd., ADR*	198	15,541
Switch, Inc., Class A	735	15,516
		31,057
Multi-Utilities – 11.1%
A2A SpA	9,156	18,717
Algonquin Power & Utilities Corp.	2,319	34,553
CenterPoint Energy, Inc.	651	15,963
Consolidated Edison, Inc.	840	60,245
DTE Energy Co.	246	31,882
E.ON SE	479	5,540
National Grid plc	9,231	117,579
REN – Redes Energeticas Nacionais SGPS SA	5,475	15,191
RWE AG	936	33,917
Sempra Energy	681	90,219
WEC Energy Group, Inc.	270	24,016
		447,822
Oil, Gas & Consumable Fuels – 23.8%
Cheniere Energy, Inc.*	288	24,981
Enbridge, Inc.	8,322	333,189
Kinder Morgan, Inc.	9,966	181,680
ONEOK, Inc.	2,037	113,339
Pembina Pipeline Corp.	1,344	42,708
Targa Resources Corp.	643	28,581
TC Energy Corp.	1,830	90,555
Williams Cos., Inc. (The)	5,466	145,122
		960,155
Road & Rail – 2.3%
Aurizon Holdings Ltd.	6,399	17,852
Canadian National Railway Co.	96	10,129
Union Pacific Corp.	291	64,000
		91,981
Software – 1.1%
Microsoft Corp.	168	45,511
Transportation Infrastructure – 8.2%
Aena SME SA*	105	17,219
Aeroports de Paris*	189	24,618
Atlantia SpA*	936	16,948
Beijing Capital International Airport Co. Ltd., Class H*	13,549	8,987
China Merchants Port Holdings Co. Ltd.	25,320	36,981
COSCO SHIPPING Ports Ltd.	38,340	29,924
Flughafen Zurich AG (Registered)*	123	20,339
Fraport AG Frankfurt Airport Services Worldwide*	293	19,963

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2021
Investments	Shares	Value ($)
Jiangsu Expressway Co. Ltd., Class H	10,881	$12,318
Sydney Airport*	12,804	55,598
Transurban Group	6,096	65,055
Zhejiang Expressway Co. Ltd., Class H	27,000	24,029
		331,979
Water Utilities – 3.4%
American Water Works Co., Inc.	639	98,489
United Utilities Group plc	2,814	37,930
		136,419
TOTAL COMMON STOCKS (COST $3,594,274)		3,924,364
EXCHANGE TRADED FUNDS – 2.0%
SPDR S&P Global Infrastructure ETF (Cost $79,499)	1,511	78,889
MASTER LIMITED PARTNERSHIPS – 0.3%
Independent Power and Renewable Electricity Producers – 0.3%
Brookfield Renewable Partners LP (Cost $16,327)	366	14,143
Total Investments – 99.7% (Cost $3,690,100)		4,017,396
Other assets less liabilities – 0.3%		10,753
Net Assets – 100.0%		$4,028,149

*
Non-income producing security.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SPDR	Standard & Poor’s Depositary Receipt
As of June 30, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$405,570
Aggregate gross unrealized depreciation	(72,399)
Net unrealized appreciation	$333,171
Federal income tax cost of investments (including derivative contracts, if any)	$3,684,225
AGFiQ Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of June 30, 2021:
Australia	3.8%
Austria	1.2%
Brazil	0.6%
Canada	15.1%
China	6.5%
Denmark	0.6%
Finland	1.2%
France	4.4%
Germany	1.5%
Hong Kong	0.6%
Italy	1.1%
New Zealand	0.7%
Portugal	0.4%
Singapore	0.4%
Spain	4.3%
Switzerland	0.5%
United Kingdom	3.9%
United States	52.9%
Other(1)	0.3%
100.0%

(1)
Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Assets and Liabilities
June 30, 2021
	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund	AGFiQ Global Infrastructure ETF
ASSETS
Investments in securities, at value(1)	$86,171,382	$3,538,336	$4,017,396
Cash	8,633,572	51,278	49,161
Segregated cash balance with custodian for swap agreements (Note 2)	774,237	—	—
Segregated cash balance with broker for securities sold short (Note 2)	86,106,850	1,842,077	—
Foreign cash(2)	—	—	799
Unrealized appreciation on swap agreements	3,684,867	—	—
Receivables:	—	—	—
Securities sold	—	1,452,980	—
Dividends and interest	61,689	10,526	28,425
Investment adviser (Note 4)	1,218	22,305	26,419
Foreign tax reclaims	—	—	2,452
Prepaid expenses	4,017	4,017	4,920
Total Assets	185,437,832	6,921,519	4,129,572
LIABILITIES
Securities sold short, at value(3)	84,375,807	1,770,351	—
Unrealized depreciation on swap agreements	2,050,817	—	—
Payables:
Securities purchased	—	1,460,219	—
Income distributions	—	3,552	25,063
Trustees fees	21,772	798	822
Dividends on securities sold short	71,222	912	—
Accrued expenses and other liabilities	97,096	75,747	75,538
Total Liabilities	86,616,714	3,311,579	101,423
Net Assets	$98,821,118	$3,609,940	$4,028,149
NET ASSETS CONSIST OF:
Paid-in capital	188,911,354	4,493,407	3,783,176
Distributable earnings (loss)	(90,090,236)	(883,467)	244,973
Net Assets	$98,821,118	$3,609,940	$4,028,149
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	5,850,000	150,000	150,001
Net Asset Value	$16.89	$24.07	$26.85
(1) Investments in securities, at cost	$78,610,404	$3,158,754	$3,690,100
(2) Cost of foreign cash	$—	$—	$799
(3) Securities sold short, proceeds	$76,376,507	$1,545,003	$—
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Operations
For the Year Ended June 30, 2021
	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund	AGFiQ Global Infrastructure ETF
INVESTMENT INCOME
Dividend income	$2,238,102	$128,705	$122,858
Foreign withholding tax on dividends	—	—	(8,123)
Total Investment Income	2,238,102	128,705	114,735
EXPENSES
Dividends on securities sold short	2,707,273	19,242	—
Stock loan fees on securities sold short	525,245	6,090	—
Investment management fees (Note 4)	699,868	15,036	12,345
Professional fees	352,598	81,747	84,276
Custody fees	26,901	3,820	6,197
Index fees	12,962	15,463	5,458
Chief Compliance Officer fees	63,002	5,386	5,202
Treasurer fees	29,383	4,599	4,519
Listing fees	7,115	7,115	9,487
Accounting fees	33,873	30,000	30,000
Trustees fees	87,304	2,094	1,773
Administration fees (Note 5)	76,400	76,400	76,400
Other fees	61,173	12,506	11,476
Total Expenses before Adjustments	4,683,097	279,498	247,133
Less: waivers and/or reimbursements by Adviser (Note 4)	(750,711)	(239,131)	(234,788)
Total Expenses after Adjustments	3,932,386	40,367	12,345
Net Investment Income (Loss)	(1,694,284)	88,338	102,390
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	14,742,050	489,490	(88,816)
Foreign currency transactions	—	—	(661)
In-kind redemptions of investments	20,183,178	—	—
Securities sold short	(79,437,125)	(222,126)	—
Expiration or closing of swap agreements	(5,177,041)	—	—
Net Realized Gain (Loss)	(49,688,938)	267,364	(89,477)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	7,019,248	541,036	482,551
Securities sold short	(17,861,973)	(339,287)	—
Swap agreements	(547,465)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	97
Net Change in Unrealized Appreciation (Depreciation)	(11,390,190)	201,749	482,648
Net Realized and Unrealized Gain (Loss)	(61,079,128)	469,113	393,171
Net Increase (Decrease) in Net Assets Resulting from Operations	$(62,773,412)	$557,451	$495,561
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ U.S. Market Neutral Anti-Beta Fund		AGFiQ Hedged Dividend Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
OPERATIONS
Net investment income (loss)	$(1,694,284)	$321,328	$88,338	$168,711
Net realized gain (loss)	(49,688,938)	303,276	267,364	(503,758)
Net change in unrealized appreciation (depreciation)	(11,390,190)	11,071,381	201,749	4,417
Net Increase (Decrease) in Net Assets Resulting from Operations	(62,773,412)	11,695,985	557,451	(330,630)
DISTRIBUTIONS (Note 2)
Distributable earnings	—	(1,077,142)	(27,365)	(196,558)
Tax return of capital	—	—	—	(16,969)
Total Distributions	—	(1,077,142)	(27,365)	(213,527)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	112,000,987	297,822,206	—	1,200,348
Cost of shares redeemed	(143,161,140)	(181,178,598)	—	(2,346,703)
Net Increase (Decrease) from Capital Transactions	(31,160,153)	116,643,608	—	(1,146,355)
Total Increase (Decrease) in Net Assets	(93,933,565)	127,262,451	530,086	(1,690,512)
NET ASSETS
Beginning of year	$192,754,683	$65,492,232	$3,079,854	$4,770,366
End of Year	$98,821,118	$192,754,683	$3,609,940	$3,079,854
SHARE TRANSACTIONS
Beginning of year	7,950,000	3,000,000	150,000	200,000
Shares issued	100,000	2,300,000	—	—
Shares issued in-kind	5,100,000	10,100,000	—	50,000
Shares redeemed	(150,000)	—	—	—
Shares redeemed in-kind	(7,150,000)	(7,450,000)	—	(100,000)
Shares Outstanding, End of Year	5,850,000	7,950,000	150,000	150,000

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ Global Infrastructure ETF
	Year Ended June 30, 2021	Year Ended June 30, 2020
OPERATIONS
Net investment income (loss)	$102,390	$70,588
Net realized gain (loss)	(89,477)	(37,387)
Net change in unrealized appreciation (depreciation)	482,648	(216,808)
Net Increase (Decrease) in Net Assets Resulting from Operations	495,561	(183,607)
DISTRIBUTIONS (Note 2)
Distributable earnings	(72,810)	(68,803)
Total Distributions	(72,810)	(68,803)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	1,283,158	—
Cost of shares redeemed	—	—
Net Increase (Decrease) from Capital Transactions	1,283,158	—
Total Increase (Decrease) in Net Assets	1,705,909	(252,410)
NET ASSETS
Beginning of year	$2,322,240	$2,574,650
End of Year	$4,028,149	$2,322,240
SHARE TRANSACTIONS
Beginning of year	100,001	100,001
Shares issued in-kind	50,000	—
Shares redeemed in-kind	—	—
Shares Outstanding, End of Year	150,001	100,001

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Financial Highlights for a share outstanding throughout the periods indicated
	PER SHARE OPERATING PERFORMANCE
	Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(10)	Net asset value, end of period
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2021	$24.25	$(0.22)	$(7.16)	$(7.38)	$—	$—	$—	$—	$0.02	$16.89
Year ended June 30, 2020	21.83	0.06	2.52	2.58	(0.20)	—	—	(0.20)	0.04	24.25
Year ended June 30, 2019	20.05	0.31	1.52	1.83(14)	(0.09)	—	—	(0.09)	0.04	21.83
Year ended June 30, 2018	20.00	0.18	(0.13)	0.05	—	—	—	—	—	20.05
Year ended June 30, 2017	23.30	(0.02)	(3.30)	(3.32)(14)	—	—	—	—	0.02	20.00
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2021	20.53	0.59	3.13	3.72	(0.18)	—	—	(0.18)	—	24.07
Year ended June 30, 2020	23.85	0.93	(3.04)	(2.11)	(1.10)	—	(0.11)	(1.21)	—(9)	20.53
Year ended June 30, 2019	23.56	1.00	0.16	1.16	(0.87)	—	—	(0.87)	—(9)	23.85
Year ended June 30, 2018	25.41	0.90	(0.99)	(0.09)	(1.19)	(0.57)	—	(1.76)	—	23.56
Year ended June 30, 2017	25.43	1.04	0.44(8)	1.48(14)	(0.91)	(0.60)	—	(1.51)	0.01	25.41
AGFiQ Global Infrastructure ETF
Year ended June 30, 2021	23.22	0.93	3.34	4.27	(0.64)	—	—	(0.64)	—	26.85
Year ended June 30, 2020	25.75	0.71	(2.55)	(1.84)	(0.69)	—(9)	—	(0.69)	—	23.22
For the period 05/23/19* – 06/30/19	25.00	0.14	0.61	0.75	—	—	—	—	—	25.75

*
Commencement of investment operations.

(1)
Net investment income (loss) per share is based on average shares outstanding.

(2)
Annualized for periods less than one year.

(3)
Not annualized for periods less than one year.

(4)
Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(6)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(7)
In-kind transactions are not included in portfolio turnover calculations.

(8)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(9)
Per share amount is less than $0.01.

(10)
Includes transaction fees associated with the issuance and redemption of Creation Units.

(11)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(12)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends)recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

(13)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(14)
Due to certain Financial Highlight presentation reclassifications, these amounts may differ from what was presented in previous shareholder reports.

See accompanying notes to the financial statements

RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets of(2)							Total Return(3)(4)
Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursements excluding special dividends(11)	Net investment income (loss) per share excluding special dividends(12)	Net asset value(5)	Market value(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)

0.45%	2.53%	3.01%	(1.09)%	(1.57)%	(1.09)%	$(0.22)	(30.35)%	(30.45)%	35%	225%	$98,821
0.45	2.19	2.57	0.25	(0.13)	0.25	0.06	12.07	11.99	144	483	192,755
0.50	2.16	2.94	1.45	0.67	1.42	0.30	9.30	9.66	116	341	65,492
0.75	1.06	3.39	0.93	(1.41)	0.93	0.18	0.25	0.20	166	347	9,023
0.84	2.02	3.60	(0.07)	(1.66)	(0.17)	(0.04)	(14.16)	(14.16)	98	273	10,000

0.45	1.21	8.36	2.64	(4.51)	2.64	$0.59	18.18	18.16	115	180	3,610
0.45	1.21	6.30	3.99	(1.10)	3.99	0.93	(9.10)	(9.42)	127	187	3,080
0.55	1.16	8.99	4.17	(3.66)	4.15	1.00	5.02	5.28	132	185	4,770
0.75	1.00	3.98	3.60	0.62	3.53	0.88	(0.26)	(0.39)	100	141	2,356
0.79	1.16	3.73	4.04	1.47	4.04	1.04	5.88	6.05	108	168	11,434

0.45(13)	0.45(13)	9.01(13)	3.73	(4.83)	3.73	$0.93	18.72	18.10	44	44	4,028
0.45(13)	0.45(13)	6.81(13)	2.82	(3.54)	2.82	0.71	(7.32)	(6.76)	32	32	2,322
0.45(13)	0.45(13)	16.91(13)	5.28	(11.19)	5.28	0.14	3.00	3.00	—	—	2,575
See accompanying notes to the financial statements

AGF Investments Trust
Notes to Financial Statements
June 30, 2021
1. Organization
AGF Investments Trust (formerly known as FQF Trust) (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust consists of 5 funds, 3 of which are presented herein, the AGFiQ Funds: AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund and AGFiQ Global Infrastructure ETF, (each, a “Fund”; collectively, the “Funds”). The remaining 2 funds are presented in a separate report. AGF Investments LLC (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The AGFiQ U.S. Market Neutral Value Fund ceased trading on the NYSE Arca, Inc. (“NYSE Arca”) and was closed for purchase by investors as of the close of regular trading on NYSE Arca on December 11, 2020. The final liquidating distribution was paid to shareholders on December 30, 2020 to complete the liquidation of the Fund. The AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ Dynamic Hedged U.S. Equity ETF ceased trading on the NYSE Arca and were closed for purchase by investors as of the close of regular trading on NYSE Arca on March 12, 2021. The liquidating distributions were paid to shareholders on March 30, 2021 to complete the liquidation of the Funds.
The investment objective of each of AGFiQ U.S. Market Neutral Anti-Beta Fund and AGFiQ Hedged Dividend Income Fund (collectively, the “Target Index Funds”) is to seek to provide performance results that correspond to the price and yield performance, before fees and expenses, of a specified benchmark index (each, a “Target Index”). The AGFiQ Global Infrastructure ETF seeks to achieve its investment objective by investing, under normal circumstances, in securities of infrastructure-related companies located throughout the world, including the U.S. and infrastructure-related investments. Each Fund is classified as a “diversified” Fund within the meaning of the 1940 Act. There can be no assurance that the Funds will achieve their respective investment objectives.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.
Investment Valuation
The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing a Fund’s net assets (i.e. total assets, less liabilities) by the number of shares it has outstanding.
The value of each Fund’s securities held long and securities held short is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available, or if the value of a security the Funds hold has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be fair valued by Pricing Procedures the Funds’ Valuation Committee adheres to in accordance with the Trust’s procedures which were approved by the Board of Trustees (the “Trustees”).
Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect a Fund’s ability to track its Target Index. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.
Generally, the AGFiQ U.S. Market Neutral Anti-Beta Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 — Quoted prices in active markets for identical assets.

•
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of June 30, 2021 for each Fund based upon the three levels defined above:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks*	$86,171,382	$—	$—	$86,171,382
Liabilities
Common Stocks*	$(84,375,807)	$—	$—	$(84,375,807)
Total Investments	$1,795,575	$—	$—	$1,795,575
Other Financial Instruments
Assets
Swap Agreements**	$—	$3,684,867	$—	$3,684,867
Liabilities
Swap Agreements**	$—	$(2,050,817)	$—	$(2,050,817)
Total Other Financial Instruments	$—	$1,634,050	$—	$1,634,050

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ Hedged Dividend Income Fund
Investments
Assets
Common Stocks*	$3,397,290	$—	$—	$3,397,290
Master Limited Partnerships	141,046	—	—	141,046
Liabilities
Common Stocks*	$(1,733,757)	$—	$—	$(1,733,757)
Master Limited Partnerships	(36,594)	—	—	(36,594)
Total Investments	$1,767,985	$—	$—	$1,767,985
AGFiQ Global Infrastructure ETF
Investments
Common Stocks*	$3,924,364	$—	$—	$3,924,364
Exchange Traded Funds	78,889	—	—	78,889
Master Limited Partnerships	14,143	—	—	14,143
Total Investments	$4,017,396	$—	$—	$4,017,396

*
See Schedules of Investments for segregation by industry type.

**
The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.
REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.
Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.
Foreign Currency Translation
The books and records of the AGFiQ Global Infrastructure ETF (the “Active ETF”) are maintained in U.S. dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.
The Active ETF does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statement of Operations.
Net realized gains (losses) on foreign currency transactions reported on the Statement of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Short Sales
Each Fund, except the Active ETF, enters into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.
Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily and cannot be sold or liquidated unless replaced with liquid assets of equal value.
Funds may not be able to borrow stocks that are short positions in a Target Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Funds may not achieve their investment objectives.
Swap Agreements
Each Fund, except the Active ETF, may enter into swap agreements. Certain Funds currently enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds will be two-party contracts. In connection with the Funds’ positions in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.
A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, will be earmarked or segregated by a Fund’s custodian; this cash and liquid assets cannot be sold unless replaced with cash or liquid assets of equal value. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.
The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.
In the normal course of business, a Fund enters into International Swaps and Derivatives Association (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.
The Fund noted below used swap contracts to simulate full investment in the Fund’s Target Index. The following represents the average monthly outstanding swap contracts for the year ended June 30, 2021:
Fund	Average Contract Long	Average Contract Short
AGFiQ U.S. Market Neutral Anti-Beta Fund	$18,873,164	$(17,353,370)

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021:
Fair Value of Derivative Instruments as of June 30, 2021
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Swap agreement	Statements of Assets and Liabilities
AGFiQ U.S. Market Neutral Anti-Beta Fund			$3,684,867	$2,050,817
The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2021
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Swap agreement
AGFiQ U.S. Market Neutral Anti-Beta Fund		$(5,177,041)	$(547,465)
Expenses
Expenses of the Trust, which are directly identifiable to a specific fund are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.
Taxes and Distributions
Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.
As of June 30, 2021 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.
Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking to its Target Index or to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.
The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.
The tax character of the distributions paid for the tax years ended June 30, 2021 and 2020 were as follows:
	Year Ended June 30, 2021			Year Ended June 30, 2020
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Tax Return of Capital	Total Distributions
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$—	$—	$1,077,142	$—	$—	$1,077,142
AGFiQ Hedged Dividend Income Fund	27,365	—	27,365	196,558	—	16,969	213,527
AGFiQ Global Infrastructure ETF	72,810	—	72,810	68,765	38	—	68,803

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
As of June 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$—	$(82,305,356)	$(7,784,880)
AGFiQ Hedged Dividend Income Fund	21,437	—	(876,510)	(28,394)
AGFiQ Global Infrastructure ETF	30,219	—	(118,461)	333,215

*
The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-taxable special dividends, mark to market of Passive Foreign Investment Companies (PFICs) and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, foreign currency gains/(losses), swaps, dividend expense for securities sold short, non-taxable special dividends, mark to market of PFICs, net operating loss, investments in partnerships, and distributions from investments in real estate investment trusts as of June 30, 2021, among the Funds’ components of net assets are as follows:
Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in Capital
AGFiQ U.S. Market Neutral Anti-Beta Fund	$1,293,946	$(20,227,579)	$18,933,633
AGFiQ Hedged Dividend Income Fund	6,349	(20,288)	13,939
AGFiQ Global Infrastructure ETF	(9,221)	9,225	(4)
As of June 30, 2021, the Funds had capital loss carryforwards (“CLCFs”) available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration. For the tax year ended June 30, 2021, the following Funds had available capital loss carryforwards to offset future net capital gains and utilized capital loss carryforwards to offset net capital gains:
Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGFiQ U.S. Market Neutral Anti-Beta Fund	$24,996,069	$—
AGFiQ Hedged Dividend Income Fund	876,510	94,164
AGFiQ Global Infrastructure ETF	106,419	—
Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2021, the following Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2021:
Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund	$615,951	$56,693,336	$57,309,287
AGFiQ Global Infrastructure ETF	—	12,042	12,042
3. Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
4. Investment Management Fees
Pursuant to the Advisory Agreement (“Advisory Agreement”), the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of the Funds under the oversight of the Board. Pursuant to the Advisory Agreement, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, and AGFiQ Global Infrastructure ETF, each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.45% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive the fees and reimburse expenses of each Fund until at least November 1, 2023, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses (“AFFE”), and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for each of the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, and AGFiQ Global Infrastructure ETF, (collectively, the “Expense Caps”). In addition, the Adviser has contractually agreed to reduce its management fees to the extent of any AFFE incurred by the Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. AFFE are expenses incurred indirectly by the Fund through its ownership of share in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Funds’ financial statements. This undertaking can only be changed with the approval of the Trustees.
For the year ended June 30, 2021, management fee waivers and expense reimbursements were as follows:
Fund	Management Fees Waived	Expense Reimbursements
AGFiQ U.S. Market Neutral Anti-Beta Fund	$699,868	$50,843
AGFiQ Hedged Dividend Income Fund	15,036	224,095
AGFiQ Global Infrastructure ETF	12,345	222,443
Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s expense cap.
Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior expense cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.45% of average daily net assets for the, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, and AGFiQ Global Infrastructure ETF, or the annual rate of daily net assets for the Fund under the terms of a prior expense cap. For the year ended June 30, 2021, none of the Funds repaid expenses to the Adviser.
As of June 30, 2021 the amounts eligible for repayment and the associated period of expiration are as follows:
	Expires June 30,			Total Eligible for Recoupment
Fund	2022	2023	2024
AGFiQ U.S. Market Neutral Anti-Beta Fund	$255,129	$484,176	$750,711	$1,490,016
AGFiQ Hedged Dividend Income Fund	255,140	215,032	239,131	709,303
AGFiQ Global Infrastructure ETF	44,646	159,123	234,788	438,557
5. Administration and Custodian Fees
JPMorgan acts as administrator (the “Administrator”) and custodian to the Funds. The Administrator provides the Funds with all required general administrative services. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets and subject to certain minimum levels. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act.
6. Distribution, Service Plan and Fund Officers
Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.
Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.
7. Issuance and Redemption of Fund Shares
The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.agf.com/us. This information represents past performance and cannot be used to predict future results.
The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.
Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.
Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally, a portion of the transaction fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:
Fund	Year Ended June 30, 2021
AGFiQ U.S. Market Neutral Anti-Beta Fund	$115,738

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
8. Investment Transactions
For the year ended June 30, 2021, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:
	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGFiQ U.S. Market Neutral Anti-Beta Fund	$52,931,956	$379,896,632	$163,291,756	$174,099,858
AGFiQ Hedged Dividend Income Fund	3,788,836	2,116,879	4,271,114	1,818,091
AGFiQ Global Infrastructure ETF	1,246,095	—	1,204,478	—
9. In-Kind Transactions
During the period presented in this report, certain Funds delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.
For the year ended June 30, 2021, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:
Fund	Value	Realized Gain
AGFiQ U.S. Market Neutral Anti-Beta Fund	$132,969,795	$20,183,178
During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2021, the value of the securities received for subscriptions were as follows:
Fund	Value
AGFiQ U.S. Market Neutral Anti-Beta Fund	$104,345,808
AGFiQ Global Infrastructure ETF	1,262,480
10. Principal Investment Risks
Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.
Market Risk.   The market value of the Funds’ investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect the NAV, regardless of the individual results of the securities and other investments in which the Funds invest. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of the Funds’ shares may fall, sometimes sharply and for extended periods, causing investors to lose money.
Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of a Fund.
Single Factor Risk.   A Fund invests in securities based on a single factor and seeks to track the performance of a securities index that generally is not representative of the market as a whole. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund is not a complete investment program.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.
Anti-Beta Risk.   Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be more volatile than the universe since it will have short exposure to the most volatile stocks in the universe. Volatile stocks are subject to sharp swings in price.
High Dividend Risk.   High dividend investing entails taking long positions in each of ten sectors that, over the last three years, have consistently paid the highest dividends and that have the highest dividend yields and short positions in each of ten sectors that have inconsistently paid dividends or paid the lowest dividends and have the lowest dividend yields. There is a risk that the present and future dividend of a security will not be the same as it has historically been and thus that the Fund will not be invested in high dividend securities. In addition, the Fund may be more volatile than the universe since it will have short exposure to low dividend paying stocks in the universe. In addition, there may be periods when the high dividend style investing is out of favor, and during which the investment performance of a fund using a high dividend strategy may suffer.
Authorized Participants Concentration Risk.   Only a member or participant of a clearing agency registered with the Securities and Exchange Commission, which has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. Each Fund has a limited number Authorized Participants. To the extent the Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with a Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.
Cash Transactions Risk.   A Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent a Fund effects creations and redemptions partly or wholly in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because a Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. A Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Concentration Risk.   To the extent that a Target Index Fund’s Target Index is concentrated in a particular industry, the Fund is also expected to be concentrated in that industry and may subject a Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An individual industry may have above-average performance during particular periods, but may also move up and down more than the broader market. A Fund’s performance could also be affected if the industries do not perform as expected.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
Depositary Receipts Risk.   Depositary receipts subject the Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and the Adviser may not be able to take appropriate actions to mitigate losses to the Fund.
Derivatives Risk.   A Fund’s use of derivatives, such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at anticipated price. A Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. The Funds do not specifically limit its counterparty risk with respect to any single counterparty.
Emerging Markets Risk.   The Funds may invest in issuers located in emerging market economies (including frontier market economies). The value of Funds that invest in emerging markets may fluctuate more than those that invest in developed markets. In emerging market countries, securities markets may be less liquid, less diverse and may provide less transparency, making it more difficult to buy and sell securities.
Equity Investing Risk.   Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Funds. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.
Flash Crash Risk.   An exchange or market may close or issue trading halts on specific securities. In such circumstances, a Fund may be unable to accurately price its investments and/or may incur substantial trading losses. In addition, a Target Index Fund may be unable to rebalance its portfolio and may incur significant tracking differences with its Target Index. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.
Foreign Currency Risk.   Securities and other instruments in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Securities Risk.   Foreign investments involve additional risks because financial markets outside of the United States may be less liquid and companies may be less regulated and have lower standards of accounting and financial reporting. There may not be an established stock market or legal system that adequately protects the rights of investors. Foreign investments can also be affected by social, political, or economic instability. Investment in

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign governments may impose investment restrictions. In general, securities issued by companies in more developed markets, such as the United States, Canada and Western Europe, have a lower foreign market risk. Securities issued in emerging or developing markets, such as Southeast Asia or Latin America, tend to have a higher foreign market risk than securities issued in developed markets.
Hedging Risk.   A Fund’s hedging strategies against declines in security prices, financial markets, exchange rates and interest rates may not be successful or cost-effective, and even if they are successful, the Fund’s exposure to a certain risk may not be fully hedged at all times and the Fund may still lose money on a hedged position.
Infrastructure Investment Risk.   Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of 50 general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.
Investments in Exchange-Traded Funds Risk.   The Funds may invest in underlying funds. An investment in an underlying fund exposes the Fund to the risks associated with the underlying fund’s investments. The Fund will bear its proportionate share of the management, service and other fees of the underlying fund. If an underlying fund suspends redemptions or does not calculate its NAV, the Fund may not be able to value part of its assets. An adjustment to the Fund’s holdings of underlying funds may result in gains being distributed to shareholders of the Fund. As a result of such adjustments, the underlying fund may have to make large purchases or sales of securities to meet the redemption or purchase requests of the Fund. The portfolio manager of the underlying fund may have to change the underlying fund’s holdings significantly or may be forced to buy or sell investments at unfavorable prices, which can affect its performance and the performance of the Fund.
Leverage Risk.   The use of short selling and swap agreements allows a Fund to obtain investment exposures greater than their NAV by a significant amount, i.e. use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price.
Market Neutral Style Risk.   During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the U.S. Market Neutral Funds employ a dollar-neutral strategy to achieve market neutrality, the beta of a Fund (i.e., the relative volatility of a Fund as compared to the market) will vary over time and may not be equal to zero.
Master Limited Partnership Risk.   Master Limited Partnerships (“MLPs”) are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are “qualified publicly traded partnerships” for federal income tax purposes, which commonly pertain to the use of natural resources. Changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
Passive Investment Risk.   The Adviser does not actively manage the Target Index Funds and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the relevant Target Index. Each Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Funds may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Funds’ return to be lower than if the Funds employed an active strategy.
Premium/Discount Risk.   Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.
REIT Risk.   Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.
Secondary Market Trading Risk.   Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Short Sale Risk.   Short sales are transactions in which a Fund sells a stock it does not own. To complete the transaction, a Fund must borrow the stock to make delivery to the buyer. A Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by a Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, a Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs a Fund must pay to a lender of the security.
Tracking Error Risk.   The investment performance of a Target Index Fund may diverge from that of its Target Index. A Target Index Fund’s return may not match the return of the Target Index for a number of other reasons. For example, each Target Index Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting a Target Index Fund’s securities holdings to reflect changes in the composition of the Target Index. Since certain Target Index’s components are rebalanced or reconstituted more frequently than other indices, the relevant Target Index Fund’s transaction costs may be greater. To the extent a Target Index Fund employs a representative sampling strategy, the investments held by a Target Index Fund may provide performance that differs from the aggregate performance of all of the Target Index components.
LIBOR Transition Risk.   The AGFiQ U.S. Market Neutral Anti-Beta Fund is subject to the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. There remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.
11. Guarantees and Indemnifications
In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2021
12. New Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
13. Subsequent Events
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

AGF Investments Trust
Report of Independent Registered Public Accounting Firm
June 30, 2021
To the Board of Trustees of AGF Investments Trust and the Shareholders of the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, and AGFiQ Global Infrastructure ETF
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, and AGFiQ Global Infrastructure ETF (three of the funds constituting AGF Investments Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended June 30, 2021, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
August 24, 2021
We have served as the auditor of one or more investment companies in the AGF Investments Trust since 2012.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2021
As a shareholder, you incur two types of costs: (1) Transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
Actual Expenses
The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2021.
The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2021.
The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2021
	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$883.80	$11.72	2.51%
Hypothetical	$1,000.00	$1,012.35	$12.52	2.51%
AGFiQ Hedged Dividend Income Fund
Actual	$1,000.00	$1,095.40	$5.97	1.15%
Hypothetical	$1,000.00	$1,019.09	$5.76	1.15%
AGFiQ Global Infrastructure ETF(a)
Actual	$1,000.00	$1,130.10	$2.38	0.45%
Hypothetical	$1,000.00	$1,022.56	$2.26	0.45%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period)

(a)
The annualized expense ratio does not reflect the indirect expenses of the underlying Fund in which it invests.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
At a meeting held on February 22, 2021, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments LLC (“AGFUS” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between AGFUS and the Trust, on behalf of the AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”) (such two series, the “Market Neutral ETFs”);AGFiQ Hedged Dividend Income Fund (“DIVA”) (collectively with the Market Neutral ETFs, the “Target Index ETFs”); and AGFiQ Global Infrastructure ETF (“GLIF”) and AGFiQ Dynamic Hedged U.S. Equity ETF (“USHG”) (such two series, the “Active ETFs” and, collectively with the Target Index ETFs, the “ETFs”).
In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of the Adviser. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning each ETF’s advisory fee, net expense ratio, and performance. Generally, the Board considered the following factors in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of each ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by the Adviser from its relationship with the ETFs.
Nature, Extent and Quality of Services; Investment Performance
With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel who provide investment-related services to the ETFs at the Adviser, including pursuant to a participating affiliate arrangement, the compliance function of the Adviser, and the financial condition of the Adviser. In this regard, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team, including in managing long-short and market neutral strategies, and the management of each ETF in accordance with its investment objective and policies. The Board considered the demonstrated ability of the portfolio managers to manage each Target Index ETF to closely track its target index.
With respect to the performance of the Market Neutral ETFs, the Board considered each Market Neutral ETF’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered each Market Neutral ETF’s total returns compared to the total returns of its target index, as well as one or more funds identified by the Adviser as comparable (“Comparator Funds”). With respect to the Market Neutral ETFs’ performance relative to the Comparator Funds, the Board considered that the Comparator Funds do not employ comparable investment strategies inasmuch as the Comparator Funds do not pursue market neutral strategies, but rather long-short strategies. Further, the Board noted that the Comparator Funds do not pursue single-“factor” strategies (i.e., momentum, value and low beta), but rather multi-factor strategies (i.e., a combination of value, momentum, etc.). The Board considered the Adviser’s explanation of why such differences adversely impacted the performance of the Market Neutral ETFs as compared to their respective Comparator Funds over all periods reviewed. Further, with respect to the absolute performance of each Market Neutral ETF, the Board acknowledged the Adviser’s explanation that, since the Market Neutral ETFs’ inception in 2011, the market had generally moved upward and, as a result, market neutral strategies had generally underperformed. In determining to renew the Agreement, the Board observed that each Market Neutral ETF closely tracked its target index, particularly before fees and expenses.
With respect to the performance of DIVA, the Board reviewed its performance since inception and for the last quarter, one-year, three-year and five-year periods. The Board considered DIVA’s total returns compared to the total returns of its target index and of its Comparator Funds. The Board observed that, based on the comparisons provided, DIVA had underperformed its Comparator Funds for certain periods reviewed. In determining to renew the Agreement, the Board observed that DIVA closely tracked its target index before fees and expenses and considered the Adviser’s representation that DIVA’s strategy was designed to be, and was, less volatile than the Comparator Funds.
Because the Target Index ETFs are index-based funds, the Board considered the quality of each such ETF’s target index and each such ETF’s tracking error relative to such index. In this context, the Board considered the performance of the Market Neutral ETF’s target index and data showing that the Market Neutral ETF’s target index appropriately

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
identifies component securities that are representative of the relevant investment factor (i.e., momentum and low beta). In addition, the Board considered each Target Index ETF’s tracking error vis-à-vis its target index, before and after fees and expenses. The Board also considered the Adviser’s explanation of the disproportionate impact fees and expenses have on the Market Neutral ETFs due to the cost of short positions and on the Target Index ETFs due to their low levels of assets under management. The Board noted management’s representation that the Target Index ETFs provide investors with unique investment solutions that are designed to appeal to asset allocators for inclusion in model portfolios, notwithstanding their absolute performance, due to their passive nature and predictable performance. The Board noted that the Adviser did not provide advisory services to any other fund or account pursuing an investment objective substantially similar to any of the Target Index ETFs. Based on the information considered, the Board concluded that the nature, extent and quality of services supported renewal of the Agreement with respect to the Target Index ETFs.
With respect to the performance of the Active ETFs, the Board reviewed each Active ETF’s performance since inception and for the last three-month and one-year periods. The Board considered each Active ETF’s total returns compared to the total returns of its benchmark index, its Morningstar peer category and of its Comparator Funds. The Board observed that, based on the comparisons provided, GLIF had underperformed against its benchmark index and Morningstar Category Average over the three-month, one-year and since inception periods. The Board also considered GLIF’s performance relative to its Comparator Funds. The Board further observed that USHG outperformed its benchmark index during the three-month, one-year and since inception periods, and underperformed the Morningstar Category Average over the three-month period and outperformed over the one-year period. Further, the Board also considered USHG’s performance relative to its Comparator Funds.
Fund Expenses; Cost of Services; Economies of Scale; Related Benefits
The Board reviewed information comparing each ETF’s contractual management fee rate, as a percentage of average net assets, to the Comparator Funds. The Board also reviewed information comparing each ETF’s net expense ratio to the net expense ratios of the Comparator Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. Further, the Board considered the advisory fee rate schedule of other accounts managed by the Adviser pursuant to a substantially similar investment strategy as that of the Active ETFs. Based on the information described, the Board concluded that each ETF’s advisory fee and total expense ratio were reasonable.
The Board also considered the profitability to the Adviser of the ETFs using alternative expense allocation methodologies and, in this context, evaluated the services that the Adviser provides to each ETF for potential economies of scale. In this regard, the Board noted that since the ETFs’ inception none has gathered significant assets, other than BTAL, and the Adviser has generally subsidized the expense of each ETF’s operations by reimbursing expenses and waiving fees. Based on this and other information, the Board determined that economies of scale were not a material factor to be considered in connection with the renewal of the Agreement.
The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the ETFs. In particular, the Board considered the Adviser’s accrual of soft dollars in connection with trading transactions for the ETFs. Based on the information considered, the Board did not deem such benefits to be material to their consideration of the renewal of the Agreement.
Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each ETF could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to each ETF was appropriate and in the best interest of each ETF. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. After reviewing a memorandum from Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust
Additional Information (Unaudited)
Proxy Voting Information
A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-292-9801.
In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Information
AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT and, for periods prior to March 31, 2020, on Form N-Q. The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q and Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGFiQ Funds’ website at www.agf.com/us.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
Federal Tax Information
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2021 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2021. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.
As of June 30, 2021, the Fund federal tax information was as follows:
Fund	QDI	DRD
AGFiQ Hedged Dividend Income Fund	100.00%	100.00%
AGFiQ Global Infrastructure ETF	100.00%	42.87%

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Trustees
Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 − Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	5	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	5	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	5	None
Interested Trustee**
William H. DeRoche Year of Birth: 1962	Trustee; President	Indefinite/ Since 2020 Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017).	5	None

*
Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW,Washington, D.C., 20006-1600.

**
Mr. DeRoche is an “interested person,” as defined by the 1940 Act, because of his employment with AGF Investments LLC, adviser to the AGFiQ ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Officers
Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
Kevin McCreadie 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive – Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).
Damion Hendrickson 53 State Street, Suite 1308 Boston, MA 02109 Year of Birth: 1972	Vice President	Indefinite/ Since 2020	Managing Director/Head of U.S. Business of AGF Investments (March 2020 to present); Managing Director/ Head of Sales U.S. and Latin America of HSBC Global Asset Management (December 2011 to February 2020)

*
Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust
53 State Street, Suite 1308
Boston, MA 02109
www.AGFiQ.com
Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, June 30, 2021, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. During the period covered by this report, there have been no waivers granted under the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2020 and June 30, 2021 were:

	2020	2021
Audit Fees (a)	$102,103	$57,609
Audit Related Fees (b)	0	0
Tax Fees (c)	$59,217	$28,827
All Other Fees (d)	0	0
Total:	$161,320	$86,436

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2020 and June 30, 2021 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2020 and June 30, 2021: $59,217 and $28,827, respectively.

(h)	The Registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 6 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Code of Ethics – Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/ William H. DeRoche
William H. DeRoche
President and Principal Executive Officer
September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William H. DeRoche
William H. DeRoche
President and Principal Executive Officer
September 3, 2021

By:	/s/ Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 3, 2021